UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

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Prentiss Properties Trust
 (Name of Registrant as Specified In Its Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRENTISS PROPERTIES TRUST
3890 West Northwest Highway, Suite 400
Dallas, Texas 75220

April 1, 2004

Dear Shareholder:

Your board of trustees joins me in extending a cordial invitation to attend the 2004 Annual Meeting of Shareholders which will be held on Wednesday, May 5, 2004 at the Embassy Suites Hotel, 3880 West Northwest Highway, Dallas, Texas 75220.  The meeting will start promptly at 12:00 noon, local time.

We sincerely hope you will be able to attend and participate in the meeting.  We will report on our progress and respond to questions you may have about our business.  There will also be important items presented which are required to be acted upon by our shareholders.

Whether or not you plan to attend the 2004 Annual Meeting, it is important that your shares be represented and voted at the meeting.  Therefore, please act promptly to vote your shares with respect to the proposals described in this proxy statement.  You may grant a proxy to vote your shares by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided.  You may also authorize a proxy to vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card.

Very sincerely yours,

Michael V. Prentiss
Chairman of the Board

PRENTISS PROPERTIES TRUST
3890 West Northwest Highway, Suite 400
Dallas, Texas 75220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2004

To the Shareholders
of Prentiss Properties Trust:

          We will hold the 2004 Annual Meeting of our shareholders on Wednesday, May 5, 2004 at the Embassy Suites Hotel at 3880 West Northwest Highway, Dallas, Texas 75220at 12:00 noon, local time, for the following purposes:

1.	To elect two Class II trustees to serve until our 2007 Annual Meeting of Shareholders and until the respective successor of each is duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for 2004;

3.

To consider and vote upon an amendment to our Amended and Restated Trustees’ Share Incentive Plan to increase the aggregate number of our common shares of beneficial interest, par value $0.01 per share, that may be issued under the plan by 50,000 common shares;

4.

To consider and vote upon an amendment to our 1996 Share Incentive Plan to increase the aggregate number of our common shares of beneficial interest, par value $0.01 per share, that may be issued under the plan by 1,500,000 common shares; and

5.	To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

          Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

          The board of trustees has fixed the close of business on March 19, 2004 as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.  Only holders of record of our common shares of beneficial interest at the close of business on the record date will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

          We have included along with this notice a Proxy Statement and the 2003 Annual Report to Shareholders which describe certain of our activities during 2003 and contain our financial statements for the year ended December 31, 2003.  The Annual Report does not form any part of the material for solicitation of proxies.

          Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope provided or authorize a proxy to vote your shares by telephone or through the Internet by following the instructions set forth on the enclosed proxy card.  If you attend our Annual Meeting of shareholders, you may revoke your proxy at any time prior to the time it is voted, including by voting in person at the Annual Meeting, even if you have previously returned your proxy card.

By Order of the board of trustees

Gregory S. Imhoff
Senior Vice President and Secretary
Dallas, Texas
April 1, 2004

i

ANNEX A:	Audit Committee Charter	A-1

ANNEX B:	Second Amendment to the Prentiss Properties Trust Amended and Restated Trustees’ Share Incentive Plan	B-1

ii

ANNEX C:	Sixth Amendment to the Prentiss Properties Trust 1996 Share Incentive Plan	C-1

APPENDIX A:	Prentiss Properties Trust Amended and Restated Trustees’ Share Incentive Plan	Appendix A-1

APPENDIX B:	Prentiss Properties Trust 1996 Share Incentive Plan	Appendix B-1

APPENDIX C:	Proxy Card	Appendix C-1

iii

PRENTISS PROPERTIES TRUST
3890 West Northwest Highway, Suite 400
Dallas, Texas 75220

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2004

INTRODUCTION

          We have provided this proxy statement and the accompanying proxy card and notice of annual meeting in connection with the solicitation of proxies by the board of trustees of Prentiss Properties Trust, a Maryland real estate investment trust, for use at our 2004 Annual Meeting of Shareholders to be held at the Embassy Suites Hotel, 3880 West Northwest Highway, Dallas, Texas 75220, on Wednesday, May 5, 2004 at 12:00 noon, local time and any adjournments or postponements thereof.  The mailing address of our principal executive office is 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220.  We are mailing this proxy statement and the proxy card and notice of annual meeting, all enclosed herewith, on or about April 1, 2004, to our shareholders of record.  The date of this proxy statement is April 1, 2004.

PURPOSES OF THE ANNUAL MEETING

          At the 2004 Annual Meeting, the holders of record as of the close of business on March 19, 2004 of our common shares of beneficial interest, par value $0.01 per share, will vote upon the following matters:

(1)	The proposal to elect two Class II trustees to serve until our 2007 Annual Meeting of our Shareholders and until the respective successor of each is duly elected and qualified (“Proposal One”);

(2)	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for 2004 (“Proposal Two”);

(3)

The proposal to consider and vote upon an amendment to our Amended and Restated Trustees’ Share Incentive Plan to increase the aggregate number of our common shares of beneficial interest, par value $0.01 per share, that may be issued under the plan by 50,000 common shares (“Proposal Three”);

(4)

The proposal to consider and vote upon an amendment to our 1996 Share Incentive Plan to increase the aggregate number of our common shares of beneficial interest, par value $0.01 per share, that may be issued under the plan by 1,500,000 common shares (“Proposal Four”); and

(5)	The transaction of such other matters that may properly be brought before the 2004 Annual Meeting and at any adjournments or postponements thereof.

          The board of trustees recommends that you vote “FOR” each of Proposal One, Proposal Two, Proposal Three and Proposal Four.

RECORD DATE AND VOTING

Record Date and Shareholders List

          The board of trustees has established the close of business on March 19, 2004 as the record date.  Only our shareholders of record at the close of business on the record date will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.  At the close of business on the record date, we had44,310,853 common shares outstanding.

The Proxy

          We are making the solicitation of proxies primarily by mail and Internet.  We will bear the cost of preparing and mailing this proxy statement and the accompanying material, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph, facsimile, electronically or personally by our officers and employees.  We do not expect that specially engaged employees or paid solicitors will make the solicitation.  Although we might use such employees or solicitors if we deem them necessary, we have not made arrangements or contracts with any such employees or solicitors as of the date of this proxy statement.

          The board of trustees has selected Gregory S. Imhoff and J. Kevan Dilbeck as proxies, and they are named as such on the proxy card.  The proxy will be voted as specified by the shareholder in the spaces provided on the proxy card, or if no specification is made, it will be voted in favor of the proposals.  A shareholder giving a proxy has the power to revoke it either by delivering written notice of such revocation to our corporate secretary before the Annual Meeting or by attending the Annual Meeting and voting in person.  Beneficial owners of our common shares held in the name of a broker or other intermediary may vote and revoke a previous vote only through, and in accordance with, procedures established by the record holder(s) or their agent(s).

          In voting by proxy in regard to Proposal One, shareholders may vote in favor of all of the nominees, withhold their votes as to all of the nominees, or withhold their votes as to any specified nominee.  Shareholders may not abstain with respect to the election of trustees.  With regard to each of Proposal Two, Proposal Three and Proposal Four, shareholders may vote in favor of such proposal, vote against such proposal, or abstain from voting with respect to such proposal.

How You Can Vote

          You may attend the Annual Meeting and vote your shares in person.  You also may choose to submit your proxies by any of the following methods:

          Authorizing a Proxy by Mail.  If you choose to authorize a proxy by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided.

          Authorizing a Proxy by Telephone.  You may authorize a proxy to vote your shares by telephone by calling the toll-free telephone number provided on the proxy card.  Telephone proxy authorization is available 24 hours a day.  In order to authorize a proxy to vote your shares via the telephone, please call the toll-free number provided on the proxy card, have your proxy card in hand, and follow the instructions.  The procedures allow you to appoint a proxy to vote your shares and to confirm that your instructions have been properly recorded.  If you authorize a proxy to vote by telephone, you should not return your proxy card.

          Authorizing a Proxy by Internet.  You may also authorize a proxy to vote your shares through the Internet by signing on to the web site identified on the proxy card and following the procedures described in the web site.  Internet proxy authorization is available 24 hours a day.  The procedures allow you to appoint a proxy to vote your shares and to confirm that your instructions have been properly recorded.  If you authorize a proxy to vote through the Internet, you should not return your proxy card.

Quorum, Required Vote and Voting Rights

          Quorum.  Unless a quorum is present at the Annual Meeting, no action may be taken at the meeting except the adjournment thereof until a later time.  The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the close of business on the record date, March 19, 2004, will constitute a quorum for the transaction of business.  Shares that are represented at the Annual Meeting but abstain from voting on any or all matters and shares that are “broker non-votes” (when brokers or nominees return a properly executed proxy but do not vote on a particular matter because they have no discretionary power to vote and have received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted as shares present and entitled to vote in determining whether a quorum is present at the Annual Meeting.  The election inspectors appointed for the Annual Meeting will determine the number of common shares present and entitled to vote at the meeting, determine the validity of proxies and ballots, determine whether or not a quorum is present, and count all votes and ballots.

          Required Vote.  With respect to Proposal One, if a quorum is present, a vote of a plurality of all the votes cast by shareholders on the matter, in person or by proxy, will elect each nominee for trustee.  Votes marked “For” Proposal One will be counted in favor of all nominees, except to the extent the proxy withholds authority to vote for a specified nominee.  Votes “withheld” from a trustee-nominee also have no effect on the vote since a plurality of the shares cast at the Annual Meeting is required for the election of each trustee.  Shareholders may not abstain from voting with respect to the election of trustees.  Because the election of trustees is a routine matter for which specific instructions from beneficial owners will not be required, no “broker non-votes” will arise in the context of Proposal One.

          Approval of Proposal Two requires the majority of all the votes cast on the matter at the Annual Meeting by shareholders at which a quorum is present in person or by proxy.  Abstentions from voting on Proposal Two will not be counted as votes cast and therefore will have no effect on the outcome of the proposal.  Because the ratification of the appointment of auditors is a routine matter for which specific instructions from beneficial owners will not be required, no “broker non-votes” will arise in the context of Proposal Two.

          Approval of each of Proposals Three and Four requires the affirmative vote of a majority of all the votes cast on the proposal, and such approval under the rules of the New York Stock Exchange requires that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal.  Broker non-votes and abstentions will not be treated as votes cast with respect to Proposals Three and Four.  Thus, abstentions and broker non-votes will have the same effect as votes against the proposals, unless holders of a majority in interest of all securities entitled to vote on Proposals Three and Four cast votes, in which event abstentions and broker non-votes will not have any effect on the result of the vote.

          Voting Rights.  With respect to each proposal, each shareholder will be entitled to one vote per common share held by such shareholder as of close of business on the record date.

TRUSTEES AND EXECUTIVE OFFICERS

Trustees and Executive Officers

          The following table sets forth certain information with respect to our trustees and executive officers.  The board of trustees currently consists of seven members, five of whom are independent trustees.

Name	Age	Position with Company

Michael V. Prentiss	60	Chairman of the board of trustees (Class III - Term will expire in 2005)
Thomas F. August	55	President, Chief Executive Officer and Trustee (Class I - Term will expire in 2006)
Thomas J. Hynes, Jr.	64	Independent Trustee (Class III - Term will expire in 2005)
Barry J.C. Parker	56	Independent Trustee (Class III - Term will expire in 2005)
Dr. Leonard M. Riggs, Jr.	61	Independent Trustee (Class II - Term will expire in 2007 if Proposal One is approved)*
Ronald G. Steinhart	63	Independent Trustee (Class II - Term will expire in 2007 if Proposal One is approved)*
Lawrence A. Wilson	68	Independent Trustee (Class I - Term will expire in 2006)
Lawrence J. Krueger	48	Executive Vice President and Managing Director, Midwest Region
Robert K. Wiberg	47	Executive Vice President and Managing Director, Mid-Atlantic Region
Christopher M. Hipps	42	Executive Vice President and Managing Director, Southwest Region
Daniel K. Cushing	43	Senior Vice President and Managing Director, Northern California Region
Christopher B. Mahon	55	Senior Vice President and Managing Director, Southern California Region
Michael A. Ernst	43	Executive Vice President and Chief Financial Officer

*Messrs. Steinhart and Riggs have been nominated for re-election at the Annual Meeting to be held on May 5, 2004.

          The following are biographical summaries of our executive officers and the trustees not standing for re-election:

MICHAEL V. PRENTISS serves as our Chairman of the Board.  Prior to October of 1999, Mr. Prentiss was our Chief Executive Officer and had served in such capacity since our initial public offering in October 1996.  Mr. Prentiss, our founder, has over 28 years experience in real estate development, acquisitions, and investment management and has acquired or developed properties with an aggregate value in excess of $4 billion.  From 1987 to 1992, he served as President and Chief Executive Officer of our predecessor company, and from 1992 to 1999, he served as its Chairman and Chief Executive Officer.  From 1978 to 1987, Mr. Prentiss served as President of Cadillac Urban Development, Inc., Executive Vice President and member of the Board of Directors of The Cadillac Fairview Corporation Limited, and a member of Cadillac Fairview’s Executive Committee.  Cadillac Urban was the largest business unit of Cadillac Fairview, responsible for all of its office, mixed-use and suburban office park development activity in the U.S. and Canada.  Prior to 1978, Mr. Prentiss was President of Ackerman Development Company.  Mr. Prentiss is a Baker Scholar graduate of Harvard Graduate School of Business Administration.  He holds a Bachelor of Science degree in Civil Engineering and a B.A. degree in Business Administration from Washington State University.

THOMAS F. AUGUST serves as our President and is a trustee on our board of trustees.  He is also our Chief Executive Officer.  Mr. August has served in such capacities since October of 1999 when he became Chief Executive Officer.  Prior to that time he had been our President and Chief Operating Officer since our initial public offering in October 1996.  From 1992 to 1996 Mr. August served as President and Chief Operating Officer of one of our affiliates, Prentiss Properties Limited, Inc.  From 1987 to 1992, Mr. August served as Executive Vice President and Chief Financial Officer of our predecessor company.  From 1985 to 1987, Mr. August served in executive capacities with Cadillac Fairview Urban Development, Inc.  Prior to joining Cadillac Urban in 1985, Mr. August was Senior Vice President of Finance for Oxford Properties, Inc., in Denver, Colorado, an affiliate of a privately-held Canadian real estate firm.  Previously, he was a Vice President of Citibank, responsible for real estate lending activities in the upper Midwest.  Mr. August holds a B.A. degree from Brandeis University and an MBA degree from Boston University.

LAWRENCE A. WILSON is an independent trustee on our board of trustees and has served in such capacity since our initial public offering in October 1996.  Mr. Wilson is a director of The Beck Group.  He was recently the Chairman of The Beck Company and Managing Director and Chief Executive Officer of HCBECK, Inc., a construction and real estate services company, each of which are members of The Beck Group.  Mr. Wilson also serves as an Advisory Director of TXU.  Mr. Wilson holds an L.L.B. degree from the Woodrow Wilson College of Law in Atlanta, Georgia and is a graduate of the Emory University Advanced Management Program.

Committees: Compensation (Chairman), Corporate Governance

THOMAS J. HYNES, JR. is an independent trustee on our board of trustees and has served in such capacity since our initial public offering in October 1996.  Mr. Hynes is President of Meredith & Grew Incorporated, a Boston-based real estate services firm, and has served in that capacity since 1988.  Mr. Hynes has been employed by Meredith & Grew Incorporated since 1965 during which time he has held various offices.  Mr. Hynes holds a B.A. degree from Boston College and an Honorary Degree of Doctorate of Laws from Emmanuel College.

Mr. Hynes is Chairman of the Massachusetts Business Roundtable, a non-profit, nonpartisan, statewide public affairs organization of chief executive officers representing Massachusetts’ leading industry and business enterprises.

Committees:  Compensation, Corporate Governance

BARRY J.C. PARKER is an independent trustee on our board of trustees and has served in such capacity since our initial public offering in October 1996.  Mr. Parker is a private investor and is a past President and Chief Executive Officer of Luby’s, Inc., a chain of 238 restaurants.  Mr. Parker is also a past Chairman of the Board, President and Chief Executive Officer of County Seat, Inc., a nationwide chain of 750 specialty apparel stores.  Prior to joining County Seat, Inc. in 1985, Mr. Parker worked for the Children’s Place, Inc. for 10 years and held various offices with that company including Senior Vice President and Chief Financial Officer.  Mr. Parker worked for Federated Department Stores, Inc. prior to 1975 and held various management positions with that company’s F&R Lazarus Department Store division.  Mr. Parker holds a B.A. degree from Washington University in St. Louis and an MBA degree from the University of Pennsylvania’s Wharton School of Finance and Commerce.

Committees: Audit, Corporate Governance

LAWRENCE J. KRUEGER serves as Executive Vice President and Managing Director of our Midwest Region.  His responsibilities include the development, acquisitions, leasing, construction, property management and asset management activities in this region.  Mr. Krueger has served in such capacity for us since 1994.  He served as Senior Vice President—Development from 1990 to 1994, Vice President—Development of one of our affiliates, Prentiss Properties Limited, Inc., from 1987 to 1990 and Vice President—Development of Cadillac Urban from 1986 to 1987.  Mr. Krueger holds a B.A. degree in Business from Indiana University and a Masters degree in Urban Land Economics and Real Estate Investment Analysis from the University of Wisconsin.  He is a member of the National Association of Industrial and Office Parks, CORENET Global Corporate Real Estate Network and the Chicago Development Council.

ROBERT K. WIBERG serves as Executive Vice President and Managing Director of our Mid-Atlantic Region.  His responsibilities include the development, acquisitions, leasing, construction, property management and asset management activities in this region.  The portfolio of properties Mr. Wiberg oversees includes 4.1 million square feet of owned property and another 6.3 million square feet of managed properties.  Mr. Wiberg has worked in our Washington, D.C. office since 1988, and prior to that served as a Development Officer in our Los Angeles, Atlanta and Dallas offices.  Mr. Wiberg holds an MBA from the University of California at Berkeley, a Master of City and Regional Planning degree from Harvard University, and a B.A. degree from Cornell University.  He has served on the Board of Directors of the Northern Virginia Chapter of the National Association of Industrial and Office Parks and holds a Virginia real estate license.

CHRISTOPHER M. HIPPS serves as Executive Vice President and Managing Director of our Southwest Region.  Mr. Hipps has served as Managing Director of our Southwest Region since January 1, 2002 and was promoted from Senior Vice President to Executive Vice President in March 2002.  Prior to becoming Managing Director of the Southwest Region, Mr. Hipps served as the Managing Director of the former West Region.  Mr. Hipps was responsible for all business activities of the West Region including acquisitions, development, strategic planning and implementation of the annual business plan.  Mr. Hipps started his career in the Washington, D.C. offices of Cadillac Fairview Urban leasing the award-winning 1001 Pennsylvania Avenue.  He subsequently was responsible for marketing activities for our master-planned development, Fairview Park, located in Northern Virginia.  In 1992, Mr. Hipps moved to our corporate office in Dallas, Texas.  While in Dallas, he has held various responsibilities, including CBD leasing assignments, our acquisitions in Houston, regional marketing of our property management business and work on the development of properties in Austin, Texas.  Mr. Hipps holds a Texas real estate license and has been involved in various organizations such as the National Association of Industrial and Office Parks and the Real Estate Council.  He received a BBA from Southern Methodist University.

DANIEL K. CUSHING serves as the Senior Vice President and Managing Director of our Northern California Region and has served in such capacity since January 1, 2002.  His responsibilities include acquisitions, development, leasing, construction, property management, facilities management, and business development.  Mr. Cushing joined us in 1985 and has held a variety of increasingly senior roles in Dallas, Washington, DC and Chicago.  Prior to his appointment as the Managing Director of the Northern California Region, Mr. Cushing was instrumental in the growth of our Midwest Region.  As our Senior Vice President of Development/Acquisitions he was responsible for various suburban development projects and acquisitions.  He holds a Bachelor of Science degree in Civil Engineering from the University of Illinois.

CHRISTOPHER B. MAHON serves as Senior Vice President and Managing Director of our Southern California Region and has served in such capacity since January 1, 2002.  Mr. Mahon joined us in 1999.  Mr. Mahon is responsible for all business management activities, most particularly guidance of property operations and implementation of acquisition, development and disposition strategies that enhance earnings and portfolio value.  Mr. Mahon started his career in New York in the commercial construction industry.  Since coming to California in 1977, Mr. Mahon has worked in various capacities, including management, acquisitions, development, marketing and leasing with diverse property portfolios at The Irvine Company, Ferguson Partners, Shuwa Investments Corporation and Equity Office.  Mr. Mahon graduated Phi Beta Kappa from St. Lawrence University in Canton, New York, is a former President of the Orange County chapter of BOMA and is a licensed California real estate broker.

MICHAEL A. ERNST serves as an Executive Vice President and as our Chief Financial Officer.  In such capacities Mr. Ernst has responsibility for capital planning, financial strategy, corporate accounting, raising capital, evaluating new investment opportunities and investor relations.  Mr. Ernst joined us in 1997 as Vice President and Treasurer and was promoted to Chief Financial Officer in March 1999.  Mr. Ernst was promoted from Senior Vice President to Executive Vice President in March 2002.  Prior to joining us, Mr. Ernst served as a Senior Vice President in Bank of America’s Real Estate Finance Group where he managed a team of lenders covering national accounts including many public real estate companies.  Mr. Ernst holds an MBA with a focus on Real Estate and Finance, and a B.A. in American Government, both from the University of Virginia.  Mr. Ernst has been a member of the Associate Leadership Council of the Real Estate Council and was a member of the Board of Directors of the Dallas Area Habitat for Humanity from 1999 to 2003.

Terms of Office

          Our board of trustees elects our officers annually at a meeting held after each annual meeting of shareholders, or as soon thereafter as necessary and convenient in order to fill vacancies or newly created offices.  Each officer holds office until his successor is duly elected and qualified or until death, resignation or removal, if earlier.  The board of trustees may remove any officer or agent elected or appointed by the board of trustees whenever in its judgment our best interests will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

TRUSTEE NOMINATING PROCEDURES

          Nominations of persons for election to the board of trustees may be made at an annual meeting of shareholders (i) pursuant to our notice of meeting, (ii) by or at the direction of the trustees or (iii) by any of our shareholders who was a shareholder of record at the time of giving of notice provided for in our bylaws, who is entitled to vote at the meeting and who complied with the notice procedures set forth in our current bylaws and the rules and regulations promulgated under the Securities Exchange Act of 1934.  Only such persons who are nominated in accordance with the procedures set forth in our bylaws shall be eligible to serve as trustees.  Our Corporate Governance Committee recommends nominees for election to the board of trustees, our board approves such nominees and recommends our shareholders elect such nominees at our annual meeting of shareholders.  For information regarding the duties and membership of our Corporate Governance Committee, see the section of this proxy statement entitled “Committees and Meetings of the Board of Trustees — Corporate Governance Committee.”

Nominee Consideration Process

          The Corporate Governance Committee identifies nominees by first evaluating the current members of the board willing to continue in service.  Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective.  If any member of the board does not wish to continue in service or if the Corporate Governance Committee decides not to recommend a member for re-election, the Corporate Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria below.  Research may be performed to identify qualified individuals.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Nominee Evaluation and Criteria for Board Membership

          In evaluating trustee nominees, the Corporate Governance Committee considers the following factors:

•	the composition of the board as a whole;

•

the requisite skills, characteristics and experience of nominees including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board;

•	the status of the nominee as “independent” under the New York Stock Exchange’s listing standards and the rules and regulations of the Securities and Exchange Commission;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

          The Corporate Governance Committee’s goal is to assemble a board of trustees that brings to Prentiss Properties Trust a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

          Other than the foregoing, there are no stated minimum criteria for trustee nominees, although the Corporate Governance Committee may also consider such other factors as it may deem are in our and our shareholders’ best interests.  The Corporate Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of the board to meet the criteria for an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.  In addition, the New York Stock Exchange listing standards require that a majority of the members of the board meet the definition of “independent director” under the New York Stock Exchange’s listing standards.  The Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the board.

          After completing its evaluation, the Corporate Governance Committee makes a recommendation to the full board of trustees as to the persons who should be nominated by the board of trustees, and the board of trustees determines the nominees after considering the recommendation and report of the Corporate Governance Committee.

Shareholder Nominees

          The rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and our bylaws contain provisions which address the process by which a shareholder may nominate an individual to stand for election to the board of trustees at our annual meeting of shareholders.  Any shareholder wishing to recommend a nominee should submit a recommendation in writing, indicating the nominee’s qualifications and other relevant biographical information and provide confirmation of the nominee’s consent to serve as a trustee if elected and to being named in the proxy statement and certain information regarding the status of the shareholder submitting the recommendation, to Gregory S. Imhoff, our Corporate Secretary at 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220.            Such nomination recommendation must be received by the Company at the address provided immediately above not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, as provided in our current bylaws.

          Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Corporate Governance Committee at a regularly scheduled or special meeting.  If any materials are provided by a shareholder in connection with the nomination of a trustee candidate, such materials will be forwarded to the Corporate Governance Committee.  To date, we have not received any recommendations from shareholders requesting that the Corporate Governance Committee consider a candidate for inclusion among the committee’s slate of nominees in our proxy statement.

PROPOSAL ONE:  ELECTION OF TRUSTEES

Nominees for Election to the Board of Trustees

          Our declaration of trust divides the board of trustees into three classes as nearly equal in number as possible, with each class serving a term of three years.  If a quorum is present, a plurality of all the votes cast by shareholders, in person or by proxy, will elect each nominee for trustee.  The board of trustees has set the number of trustees constituting the current board of trustees at seven, two of whom will be re-elected at the Annual Meeting.

          The Corporate Governance Committee of our board of trustees has nominated the two present Class II trustees, Dr. Leonard M. Riggs, Jr. and Ronald G. Steinhart to serve as Class II trustees until our Annual Meeting in 2007 and until the respective successor of each is duly elected and qualified.  The remaining members of the board of trustees will continue as members thereof until their respective terms expire, as indicated above, or until their respective successors are duly elected and qualified.

          If any nominee becomes unavailable or unwilling to serve us as a trustee for any reason, the persons named as proxies in the proxy card are expected to consult with our management in voting the shares represented by them.  The board of trustees has no reason to doubt the availability of the nominees, and each has indicated his willingness to serve as a trustee if reelected by the shareholders at the Annual Meeting.

NOMINEES FOR ELECTION AS CLASS II TRUSTEE (TERM EXPIRING 2007)

LEONARD M. RIGGS, JR., M.D. is an independent trustee on our board of trustees and has served in such capacity since our initial public offering in October 1996.  Dr. Riggs is a private investor and until recently was Chairman and Chief Executive Officer of EmCare, Inc., a publicly-held outsourced healthcare business services company specializing in emergency medicine.  EmCare manages over 400 hospital emergency departments and provides the business services for the practices of over 4,000 physicians.  Dr. Riggs has also served as the Director of Emergency Medicine at Baylor University Medical Center from 1974 until 1998.  Dr. Riggs is a former president of the American College of Emergency Physicians.  He holds a B.S. degree from Centenary College of Shreveport, Louisiana and an M.D. degree from the University of Texas Southwestern Medical School in Dallas, Texas.

Committees: Audit, Corporate Governance (Chairman)

RONALD G. STEINHART is an independent trustee on our board of trustees and has served in such capacity since our initial public offering in October 1996.  Mr. Steinhart is a private investor and served as Chairman and Chief Executive Officer, Commercial Banking Group of Bank One Corporation from December, 1996 until his retirement in January, 2000.  From January, 1995 to December, 1996, Mr. Steinhart was Chairman and Chief Executive Officer of Bank One Texas, N.A.  Mr. Steinhart joined Bank One in connection with the merger of Team Bank, which he founded in 1988.  Mr. Steinhart serves as a Director of United Auto Group, Inc. and Carreker Corporation and as a trustee of MFS/Compass Group of Funds.  Mr. Steinhart holds BBA and MBA degrees from the University of Texas at Austin and is a Certified Public Accountant.

Committees:  Audit (Chairman), Corporate Governance

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN PROPOSAL ONE.

COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

Trustee Meetings

          Our business is under the general management of our board of trustees as required by our declaration of trust, bylaws and the laws of Maryland.  Our declaration of trust requires that a majority of our trustees must not also be officers, employees or affiliates of any of our subsidiaries or any partnership which is one of our affiliates.  There are presently seven trustees on our board of trustees, including five trustees who the board has determined to be independent under the New York Stock Exchange’s listing standards and the rules and regulations of the Securities and Exchange Commission.  The board of trustees held six meetings during 2003, and each of the trustees attended at least 75% of the aggregate of the board of trustees’ and applicable committee meetings.

          The board of trustees presently has an Audit Committee, a Compensation Committee and a Corporate Governance Committee.  The charters of each of the Audit, Compensation and Corporate Governance Committees and our Corporate Governance Guidelines are located on our website.  Our website address is www.prentissproperties.com.  The board may, from time to time, form other committees as circumstances warrant.  Such committees will have authority and responsibilities as delegated by the board of trustees.

Audit Committee

          The board of trustees has established an Audit Committee which currently consists of three independent trustees, Messrs. Steinhart, Riggs and Parker.  Mr. Steinhart is Chairman of the Audit Committee.  All of the members of the Audit Committee are independent within the meaning of the rules and regulations of the Securities and Exchange Commission, the listing standards of the New York Stock Exchange and the requirements of the Internal Revenue Service.  The Audit Committee’s functions include the following: (a) monitor (1) the quality and integrity of the financial statements of the company; (2) the audit process; (3) the independent auditor’s qualifications, independence and performance; (4) the performance of the company’s internal audit function; (5) the operation of the company’s system of internal controls and disclosure controls and procedures which management has established; and (6) the company’s compliance with legal and regulatory requirements; (b) prepare the report required by the Securities and Exchange Commission for inclusion in the company’s annual proxy statement; (c) appoint, retain, evaluate and terminate the company’s independent accountant; and (d) approve/pre-approve audit and non-audit services to be performed by the independent accountant as required under the rules and regulations of the Securities and Exchange Commission.

          The board has determined that each of Messrs. Steinhart, Riggs and Parker qualifies as an audit committee financial expert within the meaning of the rules and regulations of the Securities and Exchange Commission.  The board has also determined that each of Messrs. Steinhart, Riggs and Parker has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.  The Audit Committee’s charter was adopted by the full board of trustees, and a copy of the charter is attached as Annex A hereto.  The Audit Committee held eleven meetings during 2003.

Compensation Committee

          The board of trustees has established a Compensation Committee which currently consists of two trustees, Messrs. Wilson and Hynes.  All of the members of the Compensation Committee are independent within the meaning of the rules and regulations of the Securities and Exchange Commission, the listing standards of the New York Stock Exchange and the requirements of the Internal Revenue Service.  Mr. Wilson is chairman of the Compensation Committee.  The Compensation Committee determines compensation for our executive officers, establishes salaries of and awards of performance-based bonuses to our executive officers, and determines awards of restricted shares and grants of share options under our share incentive plans.  The Compensation Committee held one meeting during 2003.

Corporate Governance Committee

          The board of trustees established a Corporate Governance Committee and adopted its charter on October 23, 2002.  The committee is comprised of Messrs. Hynes, Parker, Riggs, Steinhart and Wilson, each of which the board has determined to be independent as defined under the listing standards of the New York Stock Exchange, the rules and regulations of the Securities and Exchange Commission and the requirements of the Internal Revenue Service.  Mr. Riggs is Chairman of the Corporate Governance Committee.  The Corporate Governance Committee is responsible for the development, recommendation and evaluation of the board’s Corporate Governance Guidelines.  In addition, the committee assists the board by identifying individuals qualified to become board members and recommends board member nominees to be elected at each annual meeting of shareholders.  The committee also recommends board committee member nominees and is responsible for leading the board in its annual review of board performance.  The Corporate Governance Committee held three meetings in 2003.

Meetings of Non-Management Trustees

          On October 23, 2002, the board of trustees adopted Corporate Governance Guidelines, as recommended by the Corporate Governance Committee.  The Corporate Governance Guidelines, in part, provide that the non-management trustees of our board of trustees shall meet in executive sessions every quarter apart from the full board.  Ronald G. Steinhart has been selected to be the lead independent trustee at the meetings of the non-management trustees.  Shareholders and other parties interested in communicating directly with the lead independent trustee of the non-management trustee sessions or with the non-management trustees as a group may do so by writing to attention: Ronald G. Steinhart, Lead Independent Trustee, at 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220.

Shareholder Communication with the Board of Trustees

          As described above, shareholders who are interested in communicating directly with the non-management trustees may do so by writing to our Lead Independent Trustee at the address provided in the immediately preceding section.  Similarly, shareholders who would like to communicate directly with the full board of trustees may do so by directing their questions or comments to Ronald G. Steinhart, Lead Independent Trustee, at 3890 West Northwest Highway, Suite 400, Dallas, Texas, 75220.  Shareholders may also submit questions or comments, on an anonymous basis if desired, to the board of trustees through our 24-hour hotline at 1-800-291-4361.  All such anonymous correspondence will also be forwarded directly to Mr. Steinhart.  We welcome and encourage shareholder communication with the board and believe we have been extremely responsive to all shareholder communication with the board.

Board Member Attendance at Annual Meeting

          Although we do not have a formal policy regarding attendance by members of the board of trustees at our annual meeting of shareholders, we encourage trustees to attend and historically 100% of the trustees have attended our annual shareholders meetings.  The Corporate Governance Committee will give consideration during the upcoming year to formalizing this excellent attendance record into a formal policy, so as to maximize attendance by trustees, taking into account the trustees’ schedules and the timing requirements of applicable law.

REPORT OF THE AUDIT COMMITTEE

          The board of trustees has established an Audit Committee which currently consists of three trustees, Messrs. Steinhart, Riggs and Parker, each of whom the board of trustees has deemed to be independent as required under the New York Stock Exchange’s listing standards and the rules and regulations of the Securities and Exchange Commission.  The board of trustees has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Annex A.  The Audit Committee’s functions include the following: (a) monitor (1) the quality and integrity of the financial statements of the company; (2) the audit process; (3) the independent auditor’s qualifications, independence and performance; (4) the performance of the company’s internal audit function; (5) the operation of the company’s system of internal controls and disclosure controls and procedures which management has established; and (6) the company’s compliance with legal and regulatory requirements; (b) prepare the report required by the Securities and Exchange Commission for inclusion in the company’s annual proxy statement; (c) appoint, retain, evaluate and terminate the company’s independent accountant; and (d) approve/pre-approve audit and non-audit services to be performed by the independent accountant as required under the rules and regulations of the Securities and Exchange Commission.  The Audit Committee held eleven meetings during 2003.  In performing its duties, the Audit Committee meets with the independent accountants without the presence of any of the members of management and meets with management without the presence of PricewaterhouseCoopers LLP, to help ensure the independence of PricewaterhouseCoopers LLP.  The Audit Committee then meets without the presence of either of PricewaterhouseCoopers LLP or management.

          Our management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  Our independent public accountants are responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

          PricewaterhouseCoopers LLP has served as our and our subsidiaries’ independent auditor for the year ended December 31, 2003 and will, pending ratification by our shareholders at the Annual Meeting, continue to so serve for the year ending December 31, 2004 until and unless changed by action of the board of trustees.  A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

          In connection with the fiscal year 2003 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; (3) received the written disclosure letter regarding Independence Standards Board Statement No. 1and discussed with the auditors the matters required by Independence Standards Board Statement No. 1; (4) discussed the auditor’s independence with the auditors; and (5) considered whether the provision of services by the auditors for matters other than the annual audit and quarterly reviews is compatible with maintaining the auditor’s independence.  Based on these reviews and discussions, the Audit Committee has recommended to the board of trustees, and the board of trustees has resolved that our audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the fiscal year ended December 31, 2003.  The Audit Committee believes that the provision of services by PricewaterhouseCoopers LLP to us is compatible with maintaining the principal accountant’s independence.

          The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, Ronald G. Steinhart, when expedition of services is necessary.  All fees paid to the independent auditors in 2003 were pre-approved by the Audit Committee.

          Audit Fees.  Aggregate Audit Fees for 2002 totaled $280,991.  Fees for 2002 included $226,500 for professional services rendered in connection with the audit of our annual financial statements, including those contained in our annual report on Form 10-K, and the review of the financial statements included in our quarterly reports on Form 10-Q.  Fees also included $17,115 for financial review pursuant to the filing of post-effective amendments to our Form S-3 (File No. 333-49433) and $37,376 for financial review pursuant to the filing of a Form S-3 (File No. 333-85660).  Aggregate Audit Fees for 2003 totaled $338,900.  Fees for 2003 included $253,200 for professional services rendered in connection with the audit of our annual financial statements, including those contained in our annual report on Form 10-K, and the review of the financial statements included in our quarterly reports on Form 10-Q.  Fees also included $33,700 for financial review and the issuance of a comfort letter pursuant to the filing of a prospectus supplement to our Form S-3 (File No. 3330-49433) and $52,000 for a review of the SEC Comment Letter covering our 2002 Form 10-K.

          Audit Related Fees.  Aggregate Audit Related Fees for 2002 totaled $46,240.  Fees included $15,000 for audit of our Employee Savings Plan & Trust and $31,240 for certain audits of our properties.  Aggregate Audit Related Fees for 2003 totaled $61,000 which included $31,000 for certain audits of our properties and $30,000 for a review of our Executive Choice Deferred Compensation Plan.

          Tax Fees.  Aggregate Tax Fees for 2002 totaled $64,647.  Fees included $32,648 for 2001 Tax Review, $9,230 for review of our dividend tax attributes, $2,112 for tax review of a joint venture and $20,657 for tax software.  Aggregate Tax Fees paid in 2003 totaled $25,366.  Fees included $9,383 for review of our dividend tax attributes, $2,112 for tax review of a joint venture and $9,870 for 2002 tax review (an additional $32,947 was paid in 2004 for the 2002 tax review).

          All Other Fees.  Aggregate All Other Fees for 2002 totaled $6,775 and included $2,773 for miscellaneous work and $4,002 for a German tax representation fee.  There were no Other Fees for 2003.

          This Report has been furnished by the members of the Audit Committee.

Barry J.C. Parker
Dr. Leonard M. Riggs, Jr.
Ronald G. Steinhart

PROPOSAL TWO:  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
ACCOUNTANTS

          The Audit Committee of our board of trustees has appointed PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2004.  PricewaterhouseCoopers LLP (formerly Coopers & Lybrand LLP) has served as our independent accountants since 1996.

          Our board of trustees has decided to afford our shareholders the opportunity to express their opinions on the matter of our auditors, and, accordingly, is submitting to our shareholders at the Annual Meeting this proposal to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2004.  In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee.  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL TWO TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR FISCAL 2004.

          A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as the representative may desire.

PERFORMANCE GRAPH

          The following performance graph compares the change in the cumulative total shareholder return on our common shares for the period December 31, 1998 through December 31, 2003, with the changes in the S&P 500 Index, the SNL Securities Office/Industrial REIT Index and the National Association of Real Estate Investment Trusts Equity Index (the “NAREIT Equity Index”) for the same period.  The performance graph assumes a base share price of $100 for our common shares on December 31, 1998 and each index for comparative purposes.  Total return equals appreciation in share price plus dividends paid, and assumes that all dividends are reinvested.  The performance graph is not necessarily indicative of future investment performance.  Information in the performance graph was compiled by SNL Securities L.C.

	Period Ending

Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Prentiss Properties Trust	100.00	103.90	141.44	155.95	173.18	217.67
S&P 500*	100.00	121.11	110.34	97.32	75.75	97.51
SNL Office REITs	100.00	100.51	136.69	143.57	137.60	183.57
NAREIT All Equity REIT Index	100.00	95.38	120.53	137.32	142.57	195.51

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

To the board of trustees of Prentiss Properties Trust:

          The Compensation Committee is responsible for establishing and administering compensation policies, establishing salaries of and awarding performance-based bonuses to our executive officers, and determining awards of restricted shares and grants of share options under our share plans.  The Compensation Committee’s policy is to devise and implement compensation for our officers and employees which shall be commensurate with their position and determined with reference to compensation paid to similarly situated employees and officers of companies that the Compensation Committee deems to be comparable to ours and of various other REITs as reported by the National Association of Real Estate Investment Trust’s annual Study of Executive Compensation, prepared by FPL Associates, an independent executive compensation consulting firm based in Chicago, Illinois.  Messrs. Hynes and Wilson comprise the Compensation Committee of the board of trustees.  Mr. Wilson is the Chairman of the Compensation Committee.  We do not employ any of the members of the Compensation Committee.

Base Compensation and Bonuses

          Pursuant to the directive of the Compensation Committee and our board of trustees, the base compensation of the executive officers named below for 2003 was established as follows:

Executive Officer	Annual Base Salary

Michael V. Prentiss, Chairman of the Board	$450,000
Thomas F. August, President and CEO	500,000
Lawrence J. Krueger, Executive Vice President	205,000
Robert K. Wiberg, Executive Vice President	210,000
Christopher M. Hipps, Executive Vice President	194,000

          Our annual incentive bonus program is an incentive program that rewards achievement at specified levels of financial and individual performance.  The bonus program assigns an incentive based on certain levels of performance, expressed as a percentage of annual base salary, for each officer position.  Two components comprised the 2003 bonus program, which was unchanged from the prior year:  (1) a formula that takes into account our results in such areas as FFO (Funds From Operations) and FAD (Funds Available for Distribution) per share, occupancy, operating margins, tenant improvements and commissions per square foot per year, and tenant satisfaction, compared against the annual plan proposed by the Compensation Committee and approved by the board, and (2) a discretionary amount based upon an assessment of each officer’s performance and contribution to Prentiss Properties Trust during the year.  The bonus program places greater emphasis on the financial component than on the discretionary component.  Bonuses may be paid in cash or in options or other stock awards pursuant to our 1996 Share Incentive Plan.

Share Options under the 1996 Share Incentive Plan

          Our incentive compensation awards are designed to reward and motivate key employees for achieving financial and operational objectives and increasing long term value of our common shares.  We pay incentive compensation annually through a combination of stock option and restricted stock awards based upon the achievement of target objectives for certain performance measures for the most recently completed fiscal year.  The Compensation Committee uses equal weightings of total shareholder return and our performance relative to our peer group of REITs as our primary performance measures for determining incentive compensation awards.  Incentive compensation amounts actually paid are determined based on whether the “threshold,” “target” or “maximum” pre-determined levels for each performance measure are met.  If target performance is achieved, each participant’s total award will be between the median and 75th percentile of the market competitive incentive remuneration practices found among our peer group of REITs.  Should we exceed our target performance levels, the total compensation to each participant should approximate the 75th percentile of such competitive practices, while if less than target performance is achieved, the total compensation will be substantially below the median of such competitive practices.  Annual incentives will not be awarded if the “threshold” levels of performance are not realized.

          The Compensation Committee approved the grant of share options to the following executive officers pursuant to the 1996 Share Incentive Plan, as follows:

	Number of Shares Subject to Options

Executive Officer	1999 Awards	2000 Awards	2001 Awards	2002 Awards	2003 Awards

Michael V. Prentiss, Chairman of the Board	75,000	150,000	—	—	—
Thomas F. August, President and CEO	55,000	150,000	36,900	106,000	84,000
Lawrence J. Krueger, Executive Vice President	22,725	46,000	11,800	30,000	14,750
Robert K. Wiberg, Executive Vice President	23,790	48,000	12,500	32,000	26,450
Christopher M. Hipps, Executive Vice President	34,600	40,000	11,800	30,000	22,000

          Messrs. Prentiss, August, Krueger, Wiberg and Hipps exercised options during 2003.  See the section of this proxy statement entitled “Executive Compensation - Option Exercises in Last Fiscal Year.”  The Compensation Committee may also award shares of Restricted Shares, performance shares or SARs to our executive officers pursuant to the 1996 Share Incentive Plan.  All such awards have been reflected herein.

Chairman of the Board and CEO Compensation

          Prentiss Properties Trust achieved specific levels of performance for 2003 that resulted in a payout to Messrs. Prentiss and August under the annual incentive bonus program described above in the amounts of $309,000 and $343,000 respectively.  The performance criteria set by the Committee for the Chairman and CEO that the Board believed was of primary importance to the Company, focused primarily on FFO and FAD per share, occupancy, tenant improvements and commissions per square foot per year.

          In addition, the Committee determined that Mr. August should be granted a long-term incentive award in the form of 84,000 share options and 28,000 shares of restricted stock.  This award was based upon the achievement of various performance targets previously established by the Compensation Committee.  In order to ensure alignment with shareholder interests, the Compensation Committee established a performance measurement that focused on total shareholder return in determining the size of annual long-term incentive awards, weighted equally between absolute and relative returns.

          In determining the appropriate compensation for our Chairman of the Board and Chief Executive Officer, the Compensation Committee uses as its guide our performance, competitive practices, and the Compensation Committee’s policy, as discussed above, of determining compensation with reference to the compensation paid to similarly situated executives of comparable companies.  The Compensation Committee considers appropriate adjustments in the compensation of our Chairman of the Board and Chief Executive Officer concurrently with similar adjustments it makes for our other executive officers, based on individual and Company performance.

          On March 15, 2004, we adjusted Mr. August’s 2004 compensation to $550,000.  On January 1, 2004, pursuant to the terms of his employment agreement, we adjusted Mr. Prentiss’ 2004 base compensation to $500,000.

          On March 5, 2003, we adjusted Messrs. Prentiss’ and August’s 2003 compensation to $450,000 and $500,000, respectively.  We did not adjust Messrs. Prentiss’ or August’s compensation in 2002, and thus their compensation remained $350,000 and $330,000, respectively, in 2002 for 2002.  We adjusted Messrs. Prentiss’ and August’s compensation to $350,000 and $330,000, respectively, in 2001 for 2001.

          Messrs. Prentiss and August received a bonus in March 2004 for the 2003 year of $309,000 and $343,000, respectively.  Messrs. Prentiss and August received a bonus in March 2003 for the 2002 year of $230,000 and $220,000, respectively.  Messrs. Prentiss and August received a bonus in March 2002 for the 2001 year of $256,515 and $241,857, respectively.  Messrs. Prentiss and August received a bonus in March 2001 for the 2000 year of $418,400 and $410,861, respectively.

          This report has been furnished by the members of the Compensation Committee.

Thomas J. Hynes, Jr.
Lawrence A. Wilson

EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

          During 2003, the Compensation Committee of our board of trustees consisted of Messrs. Hynes and Wilson, each of whom are independent trustees.  Our board of trustees adopted a Compensation Committee Charter on October 23, 2002.  The Compensation Committee Charter provides that officers of the Company may not attend the meetings of the Compensation Committee unless invited by the Chairman of the Compensation Committee (this codified the Committee’s policy that was already in effect for 2002).  Consequently, no officers of the Company, including Messrs. Prentiss and August, participated in deliberations of the Compensation Committee during 2003.

Summary Compensation Table

          The following table sets forth the annual and long-term compensation with respect to our Chief Executive Officer and our four most highly compensated executive officers other than the Chief Executive Officer for services rendered during 2003, 2002 and 2001.

	Annual Compensation					Long-Term Compensation

Name and Principal Position	Year	Salary ($)	Bonus($)(1)	Other Annual Compen- sation($)		Restricted Stock Awards ($)		Securities Underlying Options, SARs (#)(2)	All Other Compen- sation($)

Michael V. Prentiss	2003	$450,000	$309,000	$140,890	(3)	$0		0	$6,135	(4)
Chairman of the	2002	350,000	230,000	106,395	(3)	0		0	4,298	(4)
Board	2001	344,500	256,515	86,139		0		0	6,100	(4)

Thomas F. August	2003	$471,667	$343,000	$11,004		$957,600	(5)	84,000	$155,176	(4)(6)
President and Chief	2002	330,000	220,000	0		926,195	(7)	106,000	153,523	(4)(6)
Executive Officer	2001	326,667	241,857	0		345,630	(8)	36,900	15,369	(4)

Lawrence J. Krueger	2003	$204,167	$61,000	$4,680		$171,000	(5)	14,750	$119,956	(4)(6)
Executive Vice	2002	200,000	90,000	0		260,900	(7)	30,000	52,997	(4)(6)(9)
President and	2001	198,833	132,689	0		112,400	(8)	11,800	4,847	(4)
Managing Director,
Midwest Region

Robert K. Wiberg	2003	$206,667	$99,000	$324		$307,800	(5)	26,450	$119,833	(4)(6)
Executive Vice	2002	190,000	110,000	7,713		286,990	(7)	32,000	134,669	(4)(6)(9)
President and	2001	188,667	131,955	0		118,020	(8)	12,500	4,841	(4)
Managing Director,
Mid-Atlantic Region

Christopher M. Hipps	2003	$193,167	$86,000	$0		$256,500	(5)	22,000	$111,689	(4)(6)(10)
Executive Vice	2002	189,000	95,000	0		260,900	(7)	30,000	88,925	(4)(6)(10)
President and	2001	187,667	117,291	42,876		112,400	(8)	11,800	3,501	(4)
Managing Director,
Southwest Region

(1)

Bonuses represent amounts earned by the respective executive officers during the referenced year, although paid subsequent to such year.  The Company historically pays bonuses each March for the prior year.  Bonuses earned in 2003 were deferred by Mr. August (100%) and Mr. Wiberg (100%) pursuant to the KEYSOP Plan, and by Mr. Prentiss (100%) pursuant to the Executive Choice Deferred Compensation Plan.  Bonuses earned in 2002 were deferred by Mr. August (100%) and Mr. Hipps (50%) pursuant to the KEYSOP Plan, and Mr. Prentiss (100%) and Mr. Wiberg (100%) pursuant to the Executive Choice Deferred Compensation Plan.  Bonuses earned in 2001 were deferred by Messrs. Prentiss, August and Krueger pursuant to the KEYSOP Plan.

(2)

All options referenced in 2003 were granted on February 23, 2004 as incentive compensation awards under the 1996 Share Incentive Plan based on our performance in 2003.  All options referenced in 2002 were granted on March 5, 2003 as incentive compensation awards under the 1996 Share Incentive Plan based on our performance in 2002.  All options referenced in 2001 were granted on February 28, 2002 as incentive compensation awards under the 1996 Share Incentive Plan based on our performance in 2001.

(3)	Includes $63,835 and $62,158 for in-house accounting services provided to Mr. Prentiss for the years 2003 and 2002, respectively.

(4)	The numbers include our matching 401(k) plan contributions and insurance payments as follows:

Name and Principal Position	Year	401(k) Match	Insurance Premiums

Michael V. Prentiss	2003	$3,000	$3,135
Chairman of the	2002	2,750	1,548
Board	2001	4,591	1,519

Thomas F. August	2003	$3,000	$2,176
President and Chief Executive	2002	2,750	773
Officer	2001	4,591	10,778

Lawrence J. Krueger	2003	$3,000	$289
Executive Vice President and	2002	2,750	247
Managing Director, Midwest Region	2001	4,591	256

Robert K. Wiberg	2003	$2,908	$258
Executive Vice President and	2002	$2,750	$252
Managing Director, Mid-Atlantic	2001	4,591	250
Region

Christopher M. Hipps	2003	$2,407	$179
Executive Vice President and	2002	$2,750	$160
Managing Director, Southwest	2001	3,336	165
Region

(5)

Represents the value, as of the grant date of 28,000, 5,000, 9,000, and 7,500 common shares granted to Messrs. August, Krueger, Wiberg and Hipps, respectively, as incentive compensation awards under the 1996 Share Incentive Plan based on our performance in 2003.

(6)

Includes amounts forgiven in each of 2003 and 2002 of $150,000, $116,667, $116,667 and $66,667 for Messrs. August, Krueger, Wiberg and Hipps, respectively, pursuant to our Officer Loan Program as described in the “Certain Relationships and Related Transactions” section of this proxy statement.

(7)

Represents the value, as of the grant date of 35,500, 10,000, 11,000 and 10,000 common shares granted to Messrs. August, Krueger, Wiberg and Hipps, respectively, as incentive compensation awards under the 1996 Share Incentive Plan based on our performance in 2002.

(8)

Represents the value, as of the grant date of 12,300, 4,000, 4,200, and 4,000 common shares granted to Messrs. August, Krueger, Wiberg and Hipps, respectively, as incentive compensation awards under our 1996 Share Incentive Plan based on our performance in 2001.

(9)	Includes miscellaneous incentive bonuses of $33,333 and $15,000 paid for 2002 to Messrs. Krueger and Wiberg, respectively.

(10)

Includes the portion of the loan forgiveness and imputed interest of $40,408 and $22,258, for 2003 and 2002 respectively pursuant to Mr. Hipps’ moving loans described in the “Certain Relationships and Related Transactions” section of this proxy statement.

Option/SAR Grants in Last Fiscal Year

          The following table sets forth information regarding grants of options to our named executive officers during the 2003 fiscal year.  During 2003 we granted options to our executive officers pursuant our 1996 Share Incentive Plan.  No SARs were granted during 2003.  For additional information on and certain terms of options, see also the section of this memo entitled “Proposal Four: Amendment of the 1996 Share Incentive Plan – Material Terms of the 1996 Share Incentive Plan.”

	Individual Grants

Name	Number of Securities Underlying Options Granted (#)	Percentage of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price ($/share)	Expir- ation Date	Grant Date Present Value (2)

Michael V. Prentiss	0	0%	$34.20	N/A	$0
Thomas F. August	84,000	35.3%	34.20	2/23/14	137,760
Lawrence J. Krueger	14,750	6.2%	34.20	2/23/14	24,190
Robert K. Wiberg	26,450	11.1%	34.20	2/23/14	43,378
Christopher M. Hipps	22,000	9.3%	34.20	2/23/14	36,080

(1)	Represents the percentage of options granted to all employees during 2003. Options to purchase a total of 237,650 common shares were granted during 2003.

(2)

The values in the “Grant Date Present Value” column were established using the Black-Scholes stock option valuation model.  The following assumptions were used in the model: expected volatility of 16.25%, risk free interest rate of 3.03%, dividend yield of 6.55%, and expected life of the options of five years.  The actual value of the options will depend on the future performance of our common shares, the option holder’s continued employment through the option period, and the date on which the options are exercised.

Prior to this year’s proxy statement, the “Options/SAR Grants in Last Fiscal Year” table included two columns which provided the hypothetical gains that could be achieved for the respective options if exercised at the end of the option term.  Such gains are based on assumed annual rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options are granted to their expiration date and do not reflect our estimates or projections of future prices of our common shares.  For option grants in 2003, if the assumed annual rate of stock price appreciation is 5%, the hypothetical gains on such grants for Messrs. Prentiss, August, Krueger, Wiberg and Hipps would be $0, $1,806,688, $317,246, $568,892, and $473,180, respectively.  For option grants in 2003, if the assumed annual rate of stock price appreciation is 10%, the hypothetical gains for Messrs. Prentiss, August, Krueger, Wiberg and Hipps on such grants would be $0, $4,578,503, $803,963, $1,441,683, and $1,199,132, respectively.  Such gains are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise.  Actual gains, if any, on stock option exercises will depend on the future performance of our common shares, the option holder’s continued employment through the option period, and the date on which the options are exercised.

Option/SAR Exercises in Last Fiscal Year

          The following table sets forth certain information regarding the exercise of stock options during the last completed year and the fiscal year-end value of unexercised options held by the named executive officers as of December 31, 2003.  For additional information on and certain terms of options, see also the section of this memo entitled “Proposal Four: Amendment of the 1996 Share Incentive Plan – Material Terms of the 1996 Share Incentive Plan.” The below-named executive officers exercised options to purchase 442,040 common shares during 2003.

	Shares Acquired On	Value	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael V. Prentiss	216,667	$1,569,794	25,000	0	$326,313	$0
Thomas F. August	138,333	1,065,309	12,300	24,600	60,147	120,294
Lawrence J. Krueger	38,242	269,804	3,933	19,232	53,200	372,581
Robert K. Wiberg	23,930	169,031	4,167	20,377	56,333	394,188
Christopher M. Hipps	24,868	212,016	3,933	19,232	51,200	356,001

(1)

Value for “in-the-money” options represents the positive spread between the respective exercise prices of outstanding options and the closing price of our common shares on the New York Stock Exchange of $32.99 per share on December 31, 2003.

COMPENSATION PLANS, TRUSTEE COMPENSATION AND EMPLOYMENT AGREEMENTS

Savings Plan

          Along with our operating partnership Prentiss Properties Acquisition Partners, L.P., and designated subsidiaries, including Prentiss Properties Limited, Inc., we have adopted the Employee Savings Plan & Trust of our predecessor company, which originally adopted the Employee Savings Plan & Trust in 1987.  Prior service with the predecessor company is credited in full as service with us or Prentiss Properties Acquisition Partners, L.P. and designated subsidiaries for all purposes under the Employee Savings Plan & Trust, including eligibility and vesting.

          The Employee Savings Plan & Trust is a defined contribution plan that is qualified under Section 401(k) of the Internal Revenue Code of 1986.  Contributions made by employees or by us to the plan, and income earned on these contributions, are not taxable to employees until withdrawn from the plan.  Our employees may enroll in the Employee Savings Plan & Trust on March 1, June 1, September 1, and December 1 after completing one year of employment with us and attaining age 21.  Plan participants are immediately vested in their pre-tax contributions, matching and our discretionary contributions, and earnings thereon.

          The Employee Savings Plan & Trust permits each plan participant to elect to defer up to 15% of base compensation, subject to the annual statutory limitation ($12,000 for 2003, $11,000 for 2002, $10,500 for 2001, $10,500 for 2000, $10,000 for 1999 and 1998 and $9,500 for 1997 and 1996) prescribed by Section 402(g) of the Internal Revenue Code, on a pre-tax basis.  Along with Prentiss Properties Acquisition Partners, L.P., and designated subsidiaries, we will make matching contributions for our respective plan participants equal to 25% of amounts deferred up to 6% of the participant’s compensation.

          For the years 2000 and 2001, we made an additional matching contribution in a total amount of $600,000 for both years combined to the Employee Savings Plan & Trust.  This matching contribution was in addition to the match participating employees currently receive.  The first portion of the additional match was $300,000 and was available to all employees who made contributions to their account during the calendar year 2000 and were employees as of December 31, 2000.  The second additional match was $300,000 and was available to all employees who made contributions to their accounts during 2001 and were employees as of December 31, 2001.  The second match was made in January 2002.  We did not make an additional matching contribution for 2002 or 2003.

Share Purchase Plan

          Under our Share Purchase Plan, and with respect only to year 2001, our employees were able to purchase our common shares directly from us at a 25% discount to the then-current market value at the date of purchase for the first $10,000 of an individual employee’s payroll deduction.  Employees may make subsequent purchases, including purchases in all subsequent years, of our common shares at a 15% discount.  An employee’s purchases, on an annual basis, under the Share Purchase Plan will be limited to the lesser of 20% of the employee’s base salary or $25,000.  The maximum number of our common shares that may be purchased under the Share Purchase Plan is 500,000.  Employees who participate in the plan will recognize income, and we will be allowed a business expense deduction, equal to the discount at the time of a purchase.  As of March 19, 2004, a total of 288,751 of our common shares have been issued under the Share Purchase Plan with approximately 150 individuals participating in 2003.

          On October 23, 2002, our board of trustees adopted an amendment to the Share Purchase Plan which prohibits the adjustment of the price per share of shares purchased on the exercise of an option without the consent of our shareholders.

Key Employee Share Option Plan

          We have adopted a Key Employee Share Option Plan.  Pursuant to the Key Employee Share Option Plan, our officers and other selected employees who earn bonuses may have the option of deferring the payment of such bonuses.  When an election to defer is made and accepted by the Compensation Committee, the participant may elect to have such deferred compensation deemed to be invested in various mutual funds.  The Company then will issue an option to purchase the shares of such funds at a future date.  If the Company then purchases the mutual fund shares to later satisfy the option exercise, the mutual fund shares will be deposited in a trust that is subject to the claims of the Company’s creditors upon the Company’s bankruptcy or insolvency.  If a participant elects to purchase our common shares with the deferred bonus compensation, we will purchase our common shares on the open market and place them in the trust discussed above for the benefit of such participant.  An option may be exercised, and the trust may deliver our common shares or other property held for the benefit of a participant beginning six months from the date they were placed in the trust.  Options generally remain exercisable until one month from the date of voluntary employment termination by the employee, the date of termination by us for cause, one year from the date of termination from employment for any other reason, and the fifteenth anniversary of the date of grant of the option.  The purpose of the Key Employee Share Option Plan is to provide a vehicle for the payment of compensation otherwise payable to the participants, in a form that will provide incentives and rewards for meritorious performance and encourage the participants’ continuance as employees.  The Compensation Committee administers the Key Employee Share Option Plan.

Trustees’ Share Incentive Plan

          See the discussion of the material terms of the Amended and Restated Trustees’ Share Incentive Plan contained in the section of this proxy statement entitled “Proposal Three:  Amendment of the Amended and Restated Trustees’ Share Incentive Plan—Material Terms of the Amended and Restated Trustees’ Share Incentive Plan.”

1996 Share Incentive Plan

          See the discussion of the material terms of the 1996 Share Incentive Plan contained in the section of this proxy statement entitled “Proposal Four:  Amendment of the 1996 Share Incentive Plan—Material Terms of 1996 Share Incentive Plan.”

Trustee Compensation

          Currently, each of our trustees who is also one of our executive officers or employees receives no compensation as such for service as members of either the board of trustees or committees thereof.  Independent trustees receive a fee of $1,250 plus expenses for attendance in person at each meeting of the board of trustees, $500 for each telephonic meeting of the board of trustees and $750 for each committee meeting attended.  We pay the fee for attending committee meetings only when a committee meeting is not held on the same day as a meeting of the board of trustees.  Each member of the Audit Committee receives $3,000 annually.  The independent trustees receive a fee of $25,000 per year payable quarterly in common shares and options to purchase 7,500 common shares which vest immediately.  Independent trustees are also eligible to receive our common shares, options to purchase our common shares and other forms of equity compensation pursuant to the Amended and Restated Trustees’ Share Incentive Plan as discussed in the section of this proxy statement entitled “Proposal Three:  Amendment of the Amended and Restated Trustees’ Share Incentive Plan—Material Terms of the Amended and Restated Trustees’ Share Incentive Plan.”

Deferred Compensation Plans

          As of February 12, 2003, we adopted deferred compensation plans for our executive officers and independent trustees.  The Executive Choice Share Deferral Plan for our executives allows our executive officers to elect to defer the receipt of shares issued upon the exercise of options pursuant to our 1996 Share

Incentive Plan.  In addition, the Executive Choice Share Deferral Plan allows our officers to defer receipt of restricted securities issued pursuant to our 1996 Share Incentive Plan and to defer receipt of our common shares received pursuant to our Key Employee Share Option Plan and Share Purchase Plan.  The Executive Choice Deferred Compensation Plan provides a means for our executives to defer receipt of salary and bonus and property received under the Key Employee Share Option Plan, other than our common shares.

          We also adopted two deferred compensation plans for our trustees, similar to those adopted for our executives.  Under the Executive Choice Share Deferral Plan for Trustees, the independent members of our board of trustees may defer receipt of shares issued upon the exercise of options received under the Amended and Restated Trustees’ Share Incentive Plan.  Under the Executive Choice Deferred Compensation Plan for Trustees, our independent trustees may defer other compensation received pursuant to service on our board of trustees.

          For each of the deferred compensation plans described above, the executive’s or the trustee’s receipt of shares and other compensation is deferred by placing such shares or other compensation in an account, which is treated as an unfunded deferred compensation obligation of the Company, and the employee or trustee does not receive the shares or other compensation until he elects to receive the shares or other compensation at a future date.  Each of the plans described above is intended solely as a means of deferring gain that would otherwise be realized by our officers and trustees and is not intended to amend any other plan or program.

Employment Agreements

          We entered into employment agreements with Messrs. Prentiss and August on October 22, 1996.  Mr. Prentiss’ agreement was amended and restated effective January 1, 2004 and has an initial employment term of five years.  Mr. Prentiss’ agreement is renewable upon mutual agreement of both parties.  Mr. August’s agreement was amended and restated effective May 10, 2000 and has an initial employment term of three years.  Mr. August’s agreement will automatically be renewed for successive one-year periods unless otherwise terminated pursuant to the agreement.  Messrs. Prentiss’ and August’s agreements provide for 2004 base annual compensation of $500,000 for Mr. Prentiss and $550,000 for Mr. August.  Incentive compensation for Messrs. Prentiss and August is to be determined by the Compensation Committee.  Mr. Prentiss’ employment agreement provides for an annual $50,000 increase in base salary through 2006 and thereafter shall be subject to determination by the Compensation Committee.  Mr. August’s agreement provides that the Compensation Committee may approve increases in his base salary.  Each of the employment agreements provides for certain severance payments in the event of a change in control of Prentiss Properties Trust, disability or termination by us without cause or by the employee with cause.  We employ no other individuals pursuant to an employment agreement.

          The terms of Messrs. Prentiss’ and August’s employment agreements require that Messrs. Prentiss and August devote substantially all of their business time to our affairs.  These agreements also, subject to certain exceptions, prohibit them from engaging, directly or indirectly, during the term of their employment plus the period beginning on the date of the termination of employment with us and ending on the second anniversary of such date, in any activity anywhere in the U.S. in which we compete.

Securities Authorized for Issuance under Equity Compensation Plans

          The following table sets forth certain information, as of December 31, 2003, with respect to all compensation plans previously approved by our security holders, as well as compensation plans not previously approved by our security holders.

	Number of Securities To be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Far Left Column)

Equity compensation plans approved by security holders	984,456		$26.45		1,042,213	(2)

Equity compensation plans not approved by security holders	83,047	(1)		(1)		(1)

Total	1,067,503		$26.45		1,042,213

(1)

Pursuant to our Key Employee Share Option Plan, the material terms of which are described above,  officers and other selected key employees of our operating partnership or management service company who earn bonuses have the option of deferring the payment of such bonuses.  Such deferred compensation may be used to purchase various mutual funds and/or our common shares.  Pursuant to the participant’s election, we purchase shares on the open market and place them in a trust for the benefit of such participant.  The trust may deliver to the participant shares or the fair market value of such shares beginning 6 months from the date they were placed in the trust.  The purpose of the deferred compensation plan is to provide a vehicle for the payment of compensation otherwise payable to the participants, in a form that will provide incentives and rewards for meritorious performance and encourage the recipients’ continuance as our employees.  As of December 31, 2003 the investments included 83,047 of our common share purchased in the open market.

(2)	Includes 211,249 shares available for issuance under the Share Purchase Plan.

PROPOSAL THREE:  AMENDMENT OF THE AMENDED AND RESTATED TRUSTEES’
SHARE INCENTIVE PLAN

Proposed Amendment

          On March 26, 2004 the board of trustees approved the Second Amendment to our Amended and Restated Trustees’ Share Incentive Plan and is recommending that the shareholders approve and adopt the Second Amendment.  The Second Amendment to our Amended and Restated Trustees’ Share Incentive Plan increases the aggregate number of our common shares that may be issued under the Amended and Restated Trustees’ Share Incentive Plan by 50,000 shares.  Approval of the Second Amendment to our Amended and Restated Trustees’ Share Incentive Plan requires the affirmative vote of a majority of the votes cast on Proposal Three, and requires that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal.  The full text of the Second Amendment to the Amended and Restated Trustees’ Share Incentive Plan is attached to this proxy statement as Annex B.

Recommendation

          Our board of trustees believes that increasing the aggregate number of our common shares that may be issued under the Amended and Restated Trustees’ Share Incentive Plan, is necessary to recruit and retain trustees now and in the future and to promote a greater identity of interest between trustees and shareholders by enabling such persons to participate in our future success.  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL THREE TO ADOPT THE SECOND AMENDMENT TO THE AMENDED AND RESTATED TRUSTEES’ SHARE INCENTIVE PLAN.

Material Terms of the Amended and Restated Trustees’ Share Incentive Plan

          Shareholders approved our Amended and Restated Trustees’ Share Incentive Plan at our 2002 Annual Shareholders’ Meeting.  The Amended and Restated Trustees’ Share Incentive Plan increased by 300,000 shares the aggregate number of our common shares that could be issued under the prior Trustees’ Share Incentive Plan, extended the duration of the Trustees’ Share Incentive Plan by 10 years, and gave the board of trustees broader authority in terms of the types, amounts and dates of share grants that they may authorize than they were given under the prior Trustees’ Share Incentive Plan.  In addition to providing for the issuance of options, our Amended and Restated Trustees’ Share Incentive Plan gives us the discretion to issue restricted stock and other share-based awards each subject to such terms and conditions as the Compensation Committee determines.

          Pursuant to our Amended and Restated Trustees’ Share Incentive Plan, we may grant nonqualified options to purchase our common shares to our independent trustees.  Pursuant to the Amended and Restated Trustees’ Share Incentive Plan, each independent trustee receives quarterly grants of our common shares having a fair market value of approximately $6,250 on the date of issuance.  Each independent trustee automatically receives an option for 10,000 common shares on the date of the first board of trustees meeting following the annual meeting of shareholders at which the independent trustee is first elected to the board of trustees.  However, an independent trustee who is first elected or appointed to the board of trustees other than at an annual meeting of shareholders will receive an option for 10,000 of our common shares on the date of such election or appointment.  Independent trustees are granted options to purchase 7,500 common shares annually on July 1.

          The exercise price of options granted under the Amended and Restated Trustees’ Share Incentive Plan is the fair market value of our common shares on the date of grant.  Options granted under the Amended and Restated Trustees’ Share Incentive Plan upon election or appointment of an independent trustee become exercisable for 2,500 shares on each of the first through fourth anniversaries of the date of grant, provided that the trustee is a member of the board of trustees on such anniversary date.  Annual options granted to an independent trustee are fully vested and exercisable when granted.  The maximum number of our common shares that we may issue under the current plan is 500,000.  If the Second

Amendment to the plan is approved, the total number of common shares that the Company may issue under the plan will be increased by 50,000 shares.

          As of March 19, 2004, five of our trustees were eligible to receive options under the Amended and Restated Trustees’ Share Incentive Plan.  As of March 19, 2004, 250,000 options had been granted under the Amended and Restated Trustees’ Share Incentive Plan, 190,000 of which had been exercised, none of which had been forfeited and 60,000 of which remained outstanding as of such date.  A total of 220,130 of our common shares remain available for grant as of March 19, 2004.  To see a table setting forth information regarding grants of options to our executive officers during the 2003 fiscal year, see “Executive Compensation – Option Grants in Last Fiscal Year.”  We did not grant SARs under the Amended and Restated Trustees’ Share Incentive Plan in 2003.

          Effective January 1, 2002, the board of trustees approved an award of up to 10,000 shares to each independent trustee, to increase each independent trustee’s compensation and to reward each trustee for five years of service on our board of trustees.  Each award will vest subject to our performance at the end of fiscal 2006.  The exact amount of each award will depend on the total return to our shareholders over the five year award period, with the full 10,000 shares being awarded to each trustee if the total return to our shareholders over the five-year period has been greater than 14%.  No shares will be awarded if the total return to our shareholders over the five-year period is less than 8%.

          On October 23, 2002, our board of trustees adopted an amendment to the Amended and Restated Trustees’ Share Incentive Plan which prohibits the adjustment of the price per share of shares purchased on the exercise of an option without the consent of our shareholders.

Tax Consequences

          The grant of a non-qualified option under the Amended and Restated Trustees’ Share Incentive Plan will not result in taxable income to the participant.  Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

          The exercise of non-qualified options through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option.  That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up.  The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise.  The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise.

          An award of shares under the Amended and Restated Trustees’ Share Incentive Plan will result in taxable ordinary income at the time of the award in the amount of the fair market value of the shares awarded.  We will be entitled to a deduction in the amount of such ordinary income.

          Unless the participant makes an election under section 83(b) of the Internal Revenue Code, the lapse of restrictions with respect to an award of restricted shares under the Amended and Restated Trustees’ Share Incentive Plan will result in taxable ordinary income to the participant at the time of the lapse in the amount of the fair market value of the shares with respect to which the restrictions have lapsed.  We will be entitled to a deduction in the amount of such ordinary income.  If the participant makes the section 83(b) election, he or she will realize ordinary income at the time of the grant of the award in the amount of the full value of the restricted stock and we will be entitled to a corresponding deduction.

PROPOSAL FOUR:  AMENDMENT OF THE 1996 SHARE INCENTIVE PLAN

Proposed Amendment

          On March 26, 2004, the board of trustees approved the Sixth Amendment to the 1996 Share Incentive Plan, subject to shareholder approval at the Annual Meeting of Shareholders.  The Sixth Amendment increases the aggregate number of our common shares that may be issued under the 1996 Share Incentive Plan by 1,500,000 common shares.  Approval of the Sixth Amendment to our 1996 Share Incentive Plan requires the affirmative vote of a majority of the votes cast on Proposal Four, and requires that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal.       The full text of the proposed Sixth Amendment to the 1996 Share Incentive Plan is contained in Annex C of this proxy statement.

Recommendation

          Our management, board of trustees and Compensation Committee believe that the issuance of options and other share grants is a key aspect of our ability to attract and retain qualified personnel in the face of high demand for qualified personnel.  Our board of trustees, upon the recommendation of the Compensation Committee, has approved the Sixth Amendment to our 1996 Share Incentive Plan in order to ensure that we have, for a period of 3 years, based on current business plans, the ability to continue to make option and other share grants to our employees at levels deemed appropriate by the Compensation Committee.  If Proposal Four regarding the approval of the Sixth Amendment to our 1996 Share Incentive Plan is not approved by our shareholders, and as a consequence we are not able to continue to make option and other share grants at competitive levels, we believe that this will negatively affect our ability to meet our needs for highly qualified personnel and our ability to manage future growth.  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL FOUR TO ADOPT THE SIXTH AMENDMENT TO THE 1996 SHARE INCENTIVE PLAN.

Material Terms of the 1996 Share Incentive Plan

          Prior to our initial public offering, the board of trustees adopted, and our then sole shareholder approved, the 1996 Share Incentive Plan for the purpose of attracting and retaining executive officers, trustees and employees.  The Compensation Committee of the board of trustees administers the 1996 Share Incentive Plan.  The Compensation Committee may not delegate its authority with respect to grants and awards to individuals subject to Section 16 of the Exchange Act.

          Our officers and employees generally will be eligible to participate in the 1996 Share Incentive Plan.  The Compensation Committee selects the individuals who will participate in the 1996 Share Incentive Plan.  The Compensation Committee may not grant to a participant in the 1996 Share Incentive Plan, in any calendar year, options to purchase more than 390,000 of our common shares or SARs that cover more than 390,000 common shares.  Options granted with tandem SARs shall be treated as a single award for purposes of applying the limitation in the preceding sentence.  No participant in the 1996 Share Incentive Plan may be issued, in any calendar year, more than 50,000 common shares pursuant to an award of Restricted Shares (defined below) or Performance Shares (defined below).

          The 1996 Share Incentive Plan currently authorizes the issuance of up to 5,000,000 common shares.  The 1996 Share Incentive Plan provides for the grant of (i) share options not intended to qualify as incentive share options under Section 422 of the Internal Revenue Code, (ii) Performance Shares, (iii) SARs, issued alone or in tandem with options, (iv) Restricted Shares, which are contingent upon the attainment of performance goals or subject to vesting requirements or other restrictions and (v) incentive awards.  The Compensation Committee prescribes the conditions that must occur for Restricted Shares to vest or for Performance Shares to vest and incentive awards to be earned.

          We believe that our incentive award program further aligns the interests of our executives with those of our shareholders since share-related compensation is directly tied to shareholder value.  Stock options and restricted shares awarded under this aspect of the 1996 Share Incentive Plan vest 33.3% per annum beginning one year following the anniversary of the award grant.

          In connection with the grant of options under the 1996 Share Incentive Plan, the Compensation Committee will determine the option exercise period and any vesting requirements.  An option may be exercised for any number of whole shares less than the full number for which the option could be exercised.  A plan participant will have no rights as a shareholder with respect to our common shares subject to his or her option until the option is exercised.  To the extent an option has not become exercisable at the time of a plan participant’s termination of employment, the plan participant will forfeit the option unless the Compensation Committee exercises its discretion to accelerate vesting for the plan participant.  If a plan participant is terminated due to dishonesty or similar reasons, all unexercised options, whether vested or unvested, will be forfeited.  Any common shares subject to options which are forfeited (or expire without exercise) pursuant to the vesting requirement or other terms established at the time of grant will again be available for grant under the 1996 Share Incentive Plan.  The exercise price of options granted under the 1996 Share Incentive Plan may not be less than the fair market value of our common shares on the date of grant.  Payment of the exercise price of an option granted under the 1996 Share Incentive Plan may be made in cash, cash equivalents acceptable to the Compensation Committee or, if permitted by the option agreement, by exchanging common shares having a fair market value equal to the option exercise price.

          As of March 19, 2004 all trustees on our board of trustees and approximately 470 of our employees were eligible to receive options under the 1996 Share Incentive Plan.  As of March 19, 2004, we had granted 4,741,962 options under the 1996 Share Incentive Plan, 3,502,843 of which had been exercised, 519,246 of which had been forfeited and 719,873 of which remained outstanding as of such date.  A total of 283,234 common shares remain available for grant as of March 19, 2004.  To see a table setting forth information regarding grants of options to our executive officers during the 2003 fiscal year, see “Executive Compensation-Option Grants in Last Fiscal Year.”  We did not grant SARs under the 1996 Share Incentive Plan in 2003.

          Grants under the 1996 Share Incentive Plan are within the discretion of the Compensation Committee.  We cannot determine, and therefore have not disclosed, the benefits or amounts to be allocated in the future under the 1996 Share Incentive Plan.  The following is a table of all restricted share and share option grants under the 1996 Share Incentive Plan for 2003 (all options and grants were issued on February 23, 2004 but relate to the 2003 fiscal year):

	Restricted Share Grants	Value of Restricted Share Grants	Stock Option Grants	Value of Stock Option Grants

Michael V. Prentiss Chairman of the Board	0	0	0	0
Thomas F. August President and Chief Executive Officer	28,000	$957,600	84,000	*
Lawrence J. Krueger Executive Vice President and Managing Director, Midwest Region	5,000	$171,000	14,750	*
Robert K. Wiberg Executive Vice President and Managing Director, Mid- Atlantic Region	9,000	$307,800	26,450	*
Christopher M. Hipps Executive Vice President and Managing Director, Southwest Region	7,500	$256,500	22,000	*
All Current Executive Officers as a Group	72,000	$2,462,400	210,650	*
All Employees as a Group (excluding executive officers)	17,000	$581,400	27,000	*

*

The values of options granted in 2003 depend on the future price of our common shares of beneficial interest, and thus exact values are not currently determinable.  However, estimates of such values are provided in the “Options/SAR Grants in Last Fiscal Year” table above.

          We may not grant options, SARs, Restricted Shares, incentive award or performance shares under the 1996 Share Incentive Plan after December 31, 2006.  The board of trustees may amend or terminate the 1996 Share Incentive Plan at any time, but an amendment will not become effective without shareholder approval if the amendment materially (i) increases the number of shares that may be issued under the 1996 Share Incentive Plan (other than adjustments provided in the 1996 Share Incentive Plan); (ii) changes the eligibility requirements; or (iii) increases the benefits that may be provided under the 1996 Share Incentive Plan.  In addition, amendments to the plan that are material as provided under the listing standards of the New York Stock Exchange require shareholder approval.  No amendment will affect a participant’s outstanding award without the participant’s consent.

          On October 23, 2002, our board of trustees adopted an amendment to the 1996 Share Incentive Plan which prohibits the adjustment of the price per share of shares purchased on the exercise of an option without the consent of our shareholders.

Tax Consequences

          The grant of a non-qualified option under the 1996 Share Incentive Plan will not result in taxable income to the participant.  Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

          The exercise of non-qualified options through the delivery of previously acquired stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares surrendered and the identical number of shares received under the option.  That number of shares will take the same basis and, for capital gains purposes, the same holding period as the shares that are given up.  The value of the shares received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise.  The excess shares will have a new holding period for capital gain purposes and a basis equal to the value of such shares determined at the time of exercise.

          An award of shares under the 1996 Share Incentive Plan will result in taxable ordinary income at the time of the award in the amount of the fair market value of the shares awarded.  We will be entitled to a deduction in the amount of such ordinary income.

          Unless the participant makes an election under section 83(b) of the Internal Revenue Code, the lapse of restrictions with respect to an award of restricted shares under the 1996 Share Incentive Plan will result in taxable ordinary income to the participant at the time of the lapse in the amount of the fair market value of the shares with respect to which the restrictions have lapsed.  We will be entitled to a deduction in the amount of such ordinary income.  If the participant makes the section 83(b) election, he or she will realize ordinary income at the time of the grant of the award in the amount of the full value of the restricted stock and we will be entitled to a corresponding deduction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

          The following table sets forth information, as of March 19, 2004, regarding each person that we know to be the beneficial owner of more than 5% of our outstanding common shares.  Unless otherwise indicated, such common shares are owned directly and the indicated entity has sole voting and investment power with respect thereto.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)

Clarion CRA Securities, LP	3,325,900	(2)	7.50%
259 N. Radnor Chester Road
Suite 205
Radnor, PA 19087

Security Capital Group, Inc.	3,773,585	(3)	8.51%
125 Lincoln Avenue
Santa Fe, NM 87501

Cohen & Steers Capital Management, Inc.	6,225,572	(4)	14.04%
757 Third Avenue
New York, NY 10017

AEW Capital Management, L.P.	3,553,016		8.02%
World Trade Center East
Two Seaport Lane
Boston, MA 02110-2021

(1)	Based on 44,310,853 of our common shares outstanding pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended, as of March 19, 2003.

(2)

Clarion CRA Securities, LP beneficially owns 3,325,900 of our common shares of beneficial interest, 2,499,970 of which it has sole voting power, 3,297,200 of which it has sole dispositive power, and 28,700 of which it has shared dispositive power.

(3)

Includes 3,773,585 of our common shares of beneficial interest issuable upon conversion of Series D Cumulative Convertible Redeemable Preferred Shares of Beneficial interest upon 60 days prior written notice.

(4)

Cohen & Steers Capital Management beneficially owns 6,225,572 of our common shares of beneficial interest, 5,814,572 of which it has sole voting power and 6,225,572 of which it has sole dispositive power.

Trustee, Chairman, CEO and Senior Officer Share Ownership Guidelines

          In October 2003, the Corporate Governance Committee adopted, and our board of trustees approved the Prentiss Properties Trust Trustee, Chairman, CEO and Senior Officer Share Ownership Policy.  The policy requires members of the board of trustees, the Chairman and CEO, and senior officers of the Company who are at the Senior Vice President level and above to establish and hold specified share ownership levels in our common shares.  The policy was implemented in order to better align the interests of our trustees, Chairman, CEO and senior officers with the financial interests of our shareholders, create ownership focus, and build long term commitment.

          Subject to exceptions and additional requirements as set forth in the policy, the following are the common share ownership guidelines: The Chairman of the board of trustees must purchase and hold our common shares worth at least $5,000,000 as of the effective date of the policy; Each non-executive trustee must purchase and hold our common shares worth at least five times his or her annual retainer (which is currently $25,000); Our CEO must purchase and hold our common shares worth at least five times his or her base salary; and, Each of our officers who is a Senior Vice President or above must purchase and hold our common shares worth three times his or her base salary by the end of three years from the effective date of the policy or the date of his or her date of hire or promotion to such position, whichever is later.

Management Ownership Table

          The following table sets forth the beneficial ownership of our common shares as of March 19, 2004, by (1) each of our trustees; (2) each of our named executive officers; and (3) our trustees and executive officers as a group.  Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person has sole voting and investment power.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of All Common Shares (1)

Michael V. Prentiss (2)	2,920,439	6.4%
Thomas F. August (3)	635,097	1.4%
Thomas J. Hynes, Jr. (4)	29,974	*
Barry J.C. Parker (4)	16,814	*
Dr. Leonard M. Riggs, Jr. (4)	33,054	*
Ronald G. Steinhart (4)	35,974	*
Lawrence A. Wilson (4)	25,054	*
Michael A. Ernst	67,672	*
Christopher B. Mahon	17,298	*
Daniel K. Cushing	45,677	*
Lawrence J. Krueger	99,996	*
Robert K. Wiberg	79,100	*
Christopher M. Hipps	54,897	*

All Trustees and Executive Officers as a Group		8.9%

*	Less than 1%

(1)

In computing the number of common shares beneficially owned by a person, common shares subject to options held by that person that are currently exercisable or that become exercisable within 60 days of the record date are deemed outstanding for such person but are not deemed to be outstanding for purposes of computing the ownership percentage for any other person.  In addition, the computation of the number of common shares beneficially owned by a person assumes that all units of beneficial interest in our operating partnership held by the person are redeemed for common shares.  The total number of common shares outstanding used in calculating the percentage of all common shares and units assumes that all of the units held by other persons are redeemed for common shares.

(2)

Includes units redeemable for 262,733 common shares, units redeemable for 333,387 common shares which are held in a trust of which Mr. Prentiss is not a trustee, and of which Mr. Prentiss disclaims beneficial ownership and 433,193 common shares owned by certain Grantor Retained Annuity Trusts and a private foundation established by Mr. Prentiss, of which Mr. Prentiss disclaims beneficial ownership.

(3)

Includes 12,300 of the 179,267 common shares issuable upon the exercise of options granted under the 1996 Share Incentive Plan, 12,300 of which are currently exercisable, none of which are exercisable within 60 days, and the remainder of which are exercisable at subsequent dates.  Includes units redeemable for 88,576 common shares.  Also includes 116,518 common shares owned by certain Grantor Retained Annuity Trusts established by Mr. August, of which Mr. August disclaims beneficial ownership.

(4)

The independent trustees receive a fee of $25,000 per year payable quarterly in common shares and options to purchase 7,500 common shares which vest immediately.  The table includes the vested portion of the 10,000 common shares which were granted to each independent trustee upon their initial appointment to the board of trustees and which are issuable upon the exercise of options granted under the Trustees’ Share Incentive Plan, which vested in equal installments over a four-year period on the anniversary date of the grant and includes 5,000, 5,000, 7,500, 7,500, 7,500, and 7,500 common shares issuable upon the exercise of options granted under the Trustees’ Share Incentive Plan on July 1, 1998, July 1, 1999, July 3, 2000, July 2, 2001, July 1, 2002, and July 1, 2003, respectively, which were fully vested when granted.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, trustees and persons who beneficially own more than 10% of our common shares to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  Officers, trustees and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

          Based solely on a review of the copies furnished to us and representations from our executive officers and trustees, we believe that all Section 16(a) filing requirements for the year ended December 31, 2003 applicable to our executive officers, trustees and greater than 10% beneficial owners were satisfied.  Based on written representations from the executive officers and trustees, we believe that no Forms 5 for trustees, officers and greater than 10% beneficial owners were required to be filed with the Securities and Exchange Commission for the period ended December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Officer Loan Program

          In June 1999, we granted loans to certain of our employees.  Each unsecured loan has a term of five years, accrues interest at 7% per annum and is with recourse as to each borrower.  Borrowers make payments to us quarterly at a rate equal to the original principal amount of the loans, adjusted for amounts forgiven under the loans, multiplied by the percentage obtained by dividing the amount of the quarterly dividend per common share that we declare by the closing price of one of our common shares on the date(s) amounts were advanced.

          The loans contain loan forgiveness provisions with the purpose of securing the continued and future employment services of the borrowers.  One-third of the unpaid principal amount of each loan will be forgiven on the third, fourth and fifth anniversaries of the loan grant, provided that there has been no default by the borrower, including termination of the borrower’s employment.

Unsecured Moving Incentive Loans

          We loaned $74,375 and $127,667 to Christopher M. Hipps on June 1, 1999 and June 1, 2002, respectively.  We loaned $74,583 to Daniel K. Cushing on January 1, 2002.  Each of the loans were entered into to assist Messrs. Hipps and Cushing with moving expenses incurred when they re-located to assume new management positions.  The loans contain loan forgiveness provisions with the purpose of securing the continued and future employment services of the borrowers.  One-fifth of the unpaid principal amount of each loan will be forgiven on the first, second, third, fourth and fifth anniversaries of the loan grant, provided that there has been no default by the borrower, including termination of the borrower’s employment.  For Mr. Hipps, $40,408 was forgiven pursuant to his two moving loans in 2003.  For Mr. Cushing, $14,917 was forgiven pursuant to his moving loan in 2003.

Home Loans

          On June 14, 2002, we loaned Daniel K. Cushing $500,000 at 0% interest to purchase a home in California.  We entered into the loan to help induce Mr. Cushing to accept the position of Regional Director of our North California Region and to compensate Mr. Cushing for the high cost of living in California.  The loan is non-recourse, is secured by the home Mr. Cushing purchased in California and is due on the earlier of (1) the termination of Mr. Cushing’s employment with us, (2) the sale of Mr. Cushing’s California residence and (3) June 14, 2012.

Sarbanes-Oxley Act Impact on Officer and Director Loans

          Section 402 of the Sarbanes-Oxley Act of 2002 prohibits companies from  extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit in the form of a personal loan to any director or executive officer of such companies.  In 2002, our board of trustees adopted a resolution prohibiting such loans or extensions of credit to our officers or trustees.  Section 402 of the Sarbanes-Oxley Act does, however, provide that an extension of credit maintained by a company on the date of enactment of the act shall not be subject to the prohibitions of the act, provided that there is no material modification to any term of any such extension of credit or any renewal of such extension of credit on or after the date of enactment of the act.  Thus, while we will not be entering into any additional loans with our officers or trustees, the loans described above, having existed prior to the enactment of the Sarbanes-Oxley Act, will continue to be forgiven and will continue to be governed by the original terms of such loans.

Current Loan Balances

          The highest aggregate amount of all loans described above since January 1, 2003 was $2,746,419.  The amount of indebtedness of our executive officers as of March 19, 2004 is set forth in the table below.

Name	Loan Principal Balance	Largest Aggregate Loan Amount Outstanding Since Jan. 1, 2003

Thomas F. August	$118,012	$272,254
Robert K. Wiberg	91,785	211,753
Lawrence J. Krueger	91,785	211,753
Michael A. Ernst	52,442	120,996
Christopher M. Hipps	169,451	278,413
Daniel K. Cushing	597,191	680,662

Purchase of Remaining Voting Interests of Taxable REIT Subsidiary

          Tax legislation prohibits us from owning more than 10% of the voting common stock of an issuer or more than 10% of the value of an issuer, except for our interests in our operating partnership, our non-corporate subsidiaries, taxable REIT subsidiaries, or any qualified REIT subsidiary.  To comply with this legislation, in March 2001, our operating partnership, through the following related transactions, formed Prentiss Properties Resources, Inc. to act as a taxable REIT subsidiary under the Real Estate Investment Trust Modernization Act which allows a corporation, other than a REIT, in which a REIT directly or indirectly owns stock, to perform services for tenants without disqualifying the rents received:

•

Our operating partnership contributed to Prentiss Properties Resources, Inc. among other things, (1) $1 million, (2) all of the outstanding non-voting common stock of our third-party service provider, Prentiss Properties Limited, Inc., (3) two promissory notes with a combined original principal amount of $34.7 million issued by Prentiss Properties Limited to our operating partnership and (4) real property located in Dallas, Texas and in return Prentiss Properties Resources issued to our operating partnership 958.5 shares of its non-voting common stock and a promissory note in the amount of $5 million.

•

Ampulla, LLC, which is wholly-owned by Michael V. Prentiss, contributed all of its voting common stock of Prentiss Properties Limited to Prentiss Properties Resources in return for 21.5 shares of non-voting and 20 shares of voting common stock of Prentiss Properties Resources.

•	Our operating partnership subsequently purchased Ampulla’s 21.5 shares of the non-voting common stock of Prentiss Properties Resources for approximately $72,000.

After giving effect to the above series of transactions, during 2001, our operating partnership became the owner of 98% of the value of Prentiss Properties Resources, holding all of the outstanding non-voting common stock, and Ampulla became the owner of 2% of the value of Prentiss Properties Resources, holding all of the outstanding voting common stock, and Prentiss Properties Limited became a wholly-owned subsidiary of Prentiss Properties Resources.

          The ownership structure remained unchanged until January 1, 2003.  Effective January 1, 2003, we acquired from Ampulla, LLC, the single member limited liability company owned by Michael V. Prentiss, the remaining outstanding voting interest in Prentiss Properties Resources, for gross consideration of approximately $67,000.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

          The date for submission of shareholder proposals to be presented at our 2004 Annual Meeting of Shareholders, December 7, 2003, has passed and thus no such shareholder proposals may be presented at the 2004 Annual Meeting.  Shareholder proposals intended to be submitted for presentation at our 2005 Annual Meeting of Shareholders must be in writing and must be received by us at our executive offices no earlier than November 2, 2004 and no later than December 2, 2004, for inclusion in our proxy statement and the form of proxy relating to the 2005 Annual Meeting.

INCORPORATION BY REFERENCE

          With respect to any future filings with the Securities and Exchange Commission into which this proxy statement is incorporated by reference, the material under the headings “Compensation Committee Report on Executive Compensation,” “Performance Graph” and “Report of the Audit Committee” shall not be incorporated into such future filings.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

          If you and other residents at your mailing address own shares of common stock in street name, your broker or bank may have sent you a notice that your household will receive only one Annual Report and Proxy Statement for each company in which you hold stock through that broker or bank.  Nevertheless, each stockholder will receive a separate proxy card.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  If you did not respond that you did not want to participate in householding, the broker or bank will assume that you have consented, and will send one copy of our Annual Report and Proxy Statement to your address.  You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Gregory S. Imhoff, our Senior Vice President and Corporate Secretary, at 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220, telephone: (214) 654-0886.  The revocation of your consent to householding will be effective 30 days following its receipt.  In any event, if you did not receive an individual copy of this proxy statement or our Annual Report, we will send a copy upon written or oral request to our Corporate Secretary at the address listed immediately above.

ANNUAL REPORT AND FORM 10-K

          Accompanying this proxy statement is a copy of our Annual Report to Shareholders for the year ended December 31, 2003, which contains financial and other information pertaining to us.  The Annual Report does not form any part of the materials for the solicitation of proxies.

          We will furnish to each beneficial owner of our common shares entitled to vote at the Annual Meeting, upon written request to Gregory S. Imhoff, our Senior Vice President and Corporate Secretary, at 3890 West Northwest Highway, Suite 400, Dallas, Texas, 75220, telephone (214) 654-0886, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and financial statement schedules filed by us with the Securities and Exchange Commission.

OTHER MATTERS

          The board of trustees knows of no other business to be brought before the Annual Meeting.  If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

By Order of the Board of Trustees

Michael V. Prentiss,
Chairman of the Board
Dallas, Texas
April 1, 2004

Annex A

PRENTISS PROPERTIES TRUST

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Trustees (the “Board”) of Prentiss Properties Trust (the “Company”) to: (a) assist the Board in monitoring (1) the quality and integrity of the financial statements of the Company; (2) the audit process; (3) the independent auditor’s qualifications and independence and their performance; (4) the performance of the Company’s internal audit function; (5) the operation of the system of internal controls and disclosure controls and procedures which management has established; and (6) the compliance by the Company with legal and regulatory requirements; (b) prepare the report required by the United States Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement; (c) retain and terminate the Company’s independent accountant; (d) approve/pre-approve audit and non-audit services to be performed by the independent accountant as required under the rules and regulations of the SEC; and (e) perform such other functions as the Board may from time to time assign to the Committee.  The Audit Committee is expected to maintain free and open communication with the independent auditors, internal and external counsel and the management of the Company.

Committee Membership

The Audit Committee shall consist of no fewer than three, but not more than five, members.  The members of the Audit Committee shall meet the independence requirements of the rules and regulations of the SEC and the New York Stock Exchange.  No person may be made a member of the Audit Committee if his or her service on the Audit Committee would violate any restriction on service imposed by any rule or regulation of the SEC or the New York Stock Exchange.  The Audit Committee shall be composed of Trustees who are financially literate as required by the New York Stock Exchange which requires, in addition to the financial literacy required of all members, that at least one member of the Audit Committee shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.  In addition, any member of the Audit Committee need not be an “audit committee financial expert” as defined under the rules and regulations of the SEC.  Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Audit Committee shall be appointed annually by the Board on the recommendation of the Nominating Committee.  Audit Committee members may be removed or replaced, with or without cause, by the Board.  One of the members shall be elected annually Chairman of the Audit Committee by the Board.  The Chairman will be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meetings, making Audit Committee assignments and reporting to the Board.  The Chairman will also maintain regular liaison with the CEO, CFO, and CAO of the Company and lead partner of the independent auditor and the head of the internal audit function.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor, and shall approve all audit engagement fees and terms, including compensation, and all significant non-audit engagements with the independent auditors.  The Audit Committee shall be directly responsible for the oversight of the work of the independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.  The independent auditor shall report directly to the Audit Committee.  The Audit Committee may not engage the Company’s independent auditors to perform non-audit services which are restricted by applicable law including the rules and regulations of the SEC and the New York Stock Exchange.  The Audit Committee shall pre-approve audit and non-audit services to be performed by the independent accountant as required under the rules and regulations of the SEC.  The Audit Committee shall consult with management but shall not delegate these responsibilities.  Except as otherwise provided for in this paragraph, the Audit Committee may form and delegate authority to subcommittees when appropriate.  The Audit Committee shall also have the authority to engage outside advisors, including counsel, as it determines necessary to carry out its duties.

The Audit Committee shall receive funding from the Company, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee, and to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company.

The Audit Committee shall make regular reports to the Board.  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Trustees and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

Financial Reporting Process

•	In consultation with the independent auditors and management, review the integrity of the Company’s financial reporting processes, both internal and external

•

Review with the independent auditors, and the Company’s financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such control procedures or particular areas where new or more detailed controls or procedures are desirable.  Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.  Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the Company’s Code of Conduct.

•

Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.  Consider alternative accounting principles and estimates.

•

Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices, including internal controls, as suggested by the independent auditors or management.

•	Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight to the legal and compliance area as may be appropriate.

Financial Statement and Disclosure Matters

•	Review the following items with management and the independent auditors upon the completion of the annual audit and before issuance of the financial statements and the filing of the Form 10 K:

	(a)	The Company’s annual financial statements and related notes and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations

	(b)	The results of the independent auditors’ audit of the financial statements and the report thereon.

	(c)	The audit adjustments proposed by the independent auditors, whether or not recorded.

(d)

The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, the clarity of the financial disclosure practices used or proposed to be used, and other significant decisions made in preparing the financial statements.

	(e)	Any other matters about the audit procedures or findings that SAS No. 61, as amended, requires the independent auditors to discuss with the Audit Committee.

	(f)	The contents of the certificates of the Chief Executive Officer and Chief Financial Officer required pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

•

Based on the review and other procedures performed as set forth in this Charter, the Audit Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

•	Review the following items with management and the independent auditors before the filing of Form 10-Q:

	(a)	The Company’s quarterly financial statements and related notes and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

	(b)	The results of the independent auditors’ review of the financial statements.

	(c)	The audit adjustments proposed by the independent auditors, whether or not recorded.

(d)

The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, the clarity of the financial disclosure practices used or proposed to be used, and other significant decisions made in preparing the financial statements.

	(e)	Any other matters about the review procedures or findings that SAS No. 71, as amended, requires the independent auditors to discuss with the Committee.

	(f)	The contents of the certificates of the Chief Executive Officer and Chief Financial Officer required pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

•

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements and any Statement of Auditing Standards No. 50 letters.

•	Review any restatements of financial statements that have occurred or were recommended.

•

Discuss annually with management and the independent auditors the Company’s current property market values and how such values compare to the current property book carrying values.  Discuss any accounting and reporting issues resulting from such review.

•

Discuss with management the Company’s quarterly and annual earnings press releases, prior to their release, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•

Discuss with management and the independent auditors the Company’s major financial risks and exposures and the steps management has taken to monitor and control such risks and exposures, including the Company’s risk assessment and risk management policies.

•

Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present.  Among the items to be discussed in these meetings are the independent auditor’s evaluation of the Company’s financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

	(a)	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

	(b)	The management letter provided by the independent auditor and the Company’s response to that letter.

(c)

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

•	Review any report or other disclosure prepared by management regarding its assessment of the internal controls of the Company.

•

Review with management and the independent auditors any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Oversight of the Company’s Relationship with the Independent Auditor

•

The independent auditor is ultimately accountable to the Audit Committee, and the Audit Committee has ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor.

•	Review the experience and qualifications of the senior members of the independent auditor team.

•

Select annually the independent auditors to audit the financial statements of the Company.  In so doing, the Audit Committee will obtain and review a report from the independent auditor at least annually regarding

	(a)	the independent auditor’s internal quality-control procedures,

(b)

any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

	(c)	any steps taken to deal with any such issues, and

(d) all relationships between the independent auditor and the Company.

•

Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management.

•

The Audit Committee is responsible for ensuring that the independent auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.  In making this determination, the Audit Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, information technology services and other professional services rendered by the independent auditors and their affiliates.  The Audit Committee should also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board.  The Audit Committee shall have sole authority to approve (1) all audit and non-audit services (other than those non-audit services prohibited by law) to be provided by the independent auditors and (2) all fees and other terms of engagement of the independent auditors in providing such services.  Before the independent auditors are engaged to perform any such audit or non-audit services, the Audit Committee must review and approve such services in accordance with the rules and regulations of the SEC.

•

In order to assure continuing auditor independence, the Audit Committee shall rotate the lead audit partner and, review partner and any other audit partners or staff, as required by the rules and regulations of the SEC, every five years and shall consider whether it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

•

Meet with the independent auditor and financial management of the Company prior to the audit to review the scope of the proposed audit for the current year, the audit procedures to be utilized and the staffing of the audit, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditor.

•	Provide opportunity for management to discuss directly with the members of the Audit Committee the independent auditors’ performance.

•

Request management to advise the Audit Committee when it seeks a second opinion on a significant accounting issue and when independent auditors other than the primary independent auditor are to be used and the rationale for using them.

Oversight of the Company’s Internal Audit Function

•	Review the significant reports prepared by the internal audit function.

•	Discuss annually with the independent auditor and management, the internal audit function responsibilities and planned work to be done.

•	Consider and review with the independent auditor and management:

(a) Significant findings during the year from the performed work.

	(b)	Any changes required in the planned scope of the internal audit work performed.

Process Improvement

•

Establish regular and separate systems of reporting to the Audit Committee by management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

•

Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•

Review with the independent auditor any problems or difficulties they encountered and any management letter provided by the auditor and the Company’s response to that letter.  Such review should include:

	(a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management.

	(b)	Any changes required in the planned scope of the external audit.

•

Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.  This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.

Compliance Oversight Responsibilities

•	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

•	Obtain reports from management that the Company and its subsidiaries and other affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct.

•

Review reports and disclosures of insider and affiliated party transactions.  Establish and maintain appropriate procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.  Advise the Board with respect to the Company’s policies and procedures, including its disclosure controls and procedures and internal controls, regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.  Review and approve all waivers for executive officers and Trustees of the Company’s Code of Conduct.

•

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•

Periodically discuss with the Company’s General Counsel and the Company’s Corporate Secretary (who also functions as the chief administrative officer) the legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•	Review the Company’s Policy Guide on Standards of Conduct and management’s procedures for monitoring and ensuring compliance.

Meetings

The Audit Committee shall meet at least quarterly, and as many additional times as the Audit Committee deems necessary.  Meetings of the Audit Committee for the consideration of pertinent matters may be requested by the Chairman of the Board, the President of the Company, the Chairman of the Audit Committee or any member of the Audit Committee by request of the Chairman of the Audit Committee.  The Audit Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws.  A majority of the members of the Audit Committee shall constitute a quorum.  The Audit Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.  Without a meeting, the Audit Committee may act by unanimous written consent of all members.  The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management or the Board.

As part of its policy to foster open communication, the Audit Committee should meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately.  In addition, the Audit Committee or at least its Chairman should meet with the independent auditors and management quarterly to review the Company’s financial statements prior to their public release.  The Audit Committee may ask members of management, employees, outside counsel, the independent auditor or others whose advice and counsel are relevant to the issues then being considered by the Audit Committee, to attend any meetings and to provide such pertinent information as the Audit Committee may request.

The Corporate Secretary need not be a member of the Audit Committee, but shall attend Audit Committee meetings and prepare minutes.  The Audit Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company.  Any member of the Board shall be provided with copies of such Audit Committee minutes if requested and distributed to each member of the Audit Committee and the members of the Board who are not members of the Audit Committee.

Annual Evaluation Procedures

The Audit Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter.  In this review, the Audit Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings, and (e) the quality of written materials and presentations.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, the Audit Committee’s role is one of oversight, where as the Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements.  It is not the duty of the Audit Committee to plan or conduct audits or to determine or provide professional or special assurance or certification that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.

Miscellaneous

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the Trustees of the Company or members of the Audit Committee.  The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Audit Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.  This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee and
approved by the Board of Trustees on March 26, 2004.

A-1

Annex B

SECOND AMENDMENT TO THE
PRENTISS PROPERTIES TRUST
AMENDED AND RESTATED TRUSTEES’
SHARE INCENTIVE PLAN

          This Second Amendment to the Prentiss Properties Trust Amended and Restated Trustees’ Share Incentive Plan (the “Plan”) as amended by the First Amendment to the Plan, dated effective as of October 23, 2002, hereby amends the Plan as follows effective as of May ___, 2004:

1.	Section 2.01 which describes the maximum aggregate number of shares issuable under the Plan, is hereby amended by deleting the first sentence and inserting in its place the following sentence:

“The total number of Shares that may be issued pursuant to Awards granted hereunder shall not exceed in the aggregate the sum of 350,000 Shares plus the number of Shares which, as of the Effective Date, remain available for issuance under the Prior Plan.”

2.	As amended by the foregoing, the Plan shall remain in full force and effect.

Dated:  _________, 2004

PRENTISS PROPERTIES TRUST

By:

Thomas F. August
President and Chief Executive Officer

B-1

Annex C

SIXTH AMENDMENT TO THE
PRENTISS PROPERTIES TRUST
1996 SHARE INCENTIVE PLAN

          This Sixth Amendment to the Prentiss Properties Trust 1996 Share Incentive Plan (the “Plan”) as amended by the First Amendment to the Plan, dated effective as of May 6, 1997, the Second Amendment to the Plan, dated effective as of May 5, 1998, the Third Amendment to the Plan dated effective as of May 9, 2001, the Fourth Amendment to the Plan dated effective as of October 15, 1996, and the Fifth Amendment to the Plan dated effective as of October 23, 2002, hereby amends the Plan as follows effective as of May ___, 2004:

1.	Section 5.01 which describes the maximum aggregate number of shares issuable under the Plan, is hereby amended by deleting the fourth sentence and inserting in its place the following sentence:

“The maximum aggregate number of Shares that may be issued under this Plan is 6,500,000 Shares, subject to increase and adjustment as provided in this Article V and Article XII.”

2.	As amended by the foregoing, the Plan shall remain in full force and effect.

Dated:  _________, 2004

PRENTISS PROPERTIES TRUST

By:

Thomas F. August
President and Chief Executive Officer

C-1

Appendix A

AMENDED AND RESTATED
PRENTISS PROPERTIES TRUST
TRUSTEES’ SHARE INCENTIVE PLAN
(Effective May 15, 2002)

PREAMBLE

          This Amended and Restated Prentiss Properties Trust Trustees’ Share Incentive Plan (Effective May 15, 2002) (the “Plan”) is an amendment and restatement of the Prentiss Properties Trust Trustees’ Share Incentive Plan that was adopted by the Board of the Company on October 15, 1996 (the “Prior Plan”).  All grants of Options on or after May 15, 2002, shall be governed by the terms of the Plan.  All grants of Options prior to May 15, 2002, shall be governed by the terms of the Prior Plan, except to the extent provisions of the Plan are expressly made applicable to grants or awards under the Prior Plan.  The purpose of the Plan is to (i) assist the Company in recruiting and retaining trustees and (ii) promote a greater identity of interest between Participants and shareholders by enabling Participants to participate in the Company’s future success.

ARTICLE I

DEFINITIONS

          1.01     Administrator means the Committee, or in the absence of a properly constituted Committee, the Board.

          1.02     Affiliate means any “subsidiary” or “parent” corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

          1.03     Award means a grant of Options, Restricted Stock or Shares.

          1.04     Award Date means the date the Committee grants an Award.

          1.05     Board means the Board of Trustees of the Company.

          1.06     Code means the Internal Revenue Code of 1986 and the Treasury Regulations promulgated thereunder.

          1.07     Committee means the committee consisting of two or more Trustees who (i) are appointed by the Board to administer the Plan, and (ii) qualify as Non-Employee Directors under Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

          1.08     Company means Prentiss Properties Trust.

          1.09     Effective Date means the date of shareholder approval of the Plan.

          1.10     Eligible Director means a member of the Board who is not an employee or officer of the Company or an Affiliate.

          1.11     Exchange Act means the Securities Exchange Act of 1934, as amended.

          1.12     Fair Market Value means, on any given date, the current fair market value of a Share as determined pursuant to the following: if the Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a Share reported on that stock exchange or exchanges or, if no sale of Shares shall be made on any stock exchange on that day, then the next preceding day on which there was a sale; or if the Shares are not listed on an established stock exchange, the Fair Market Value shall be the reported “closing” price of a Share in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc.; provided, however, that if the Shares are not publicly traded, Fair Market Value shall mean, as of any date, the Fair Market Value on such date as determined in good faith by the Board in its sole discretion.

          1.13     Nonemployee Director means a director of the Company who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          1.14     Option means an option that entitles the holder to purchase Shares from the Company on the terms set forth in Article IV of this Plan.

          1.15     Participant means an Eligible Director who has been granted an Award hereunder.

          1.16     Plan means this Amended and Restated Prentiss Properties Trust Trustees’ Share Incentive Plan (Effective May 15, 2002).

          1.17     Prior Plan shall have the meaning given it in the Preamble to the Plan.

          1.18     Restricted Stock means Shares issued or transferred to a Participant pursuant to Article VI hereof.

          1.19     Shares means the common shares of the Company.

          1.20     Trustee means a member of the Board of Trustees of the Company.

ARTICLE II

SHARES SUBJECT TO PLAN; ADJUSTMENTS

          2.01     Shares Subject to Plan.  The total number of Shares that may be issued pursuant to Awards granted hereunder shall not exceed in the aggregate the sum of 300,000 Shares plus the number of

Appendix A-2

Shares which, as of the Effective Date, remain available for issuance under the Prior Plan.  If any Award, under this Plan or the Prior Plan, is forfeited, or if it terminates, expires, or lapses without being exercised, any Shares subject to such Award shall again be available for issuance in connection with Awards under the Plan.  Shares issued pursuant to the terms of any Award granted hereunder may be authorized or unissued Shares or Shares held in the Company’s treasury.

          2.02     The provisions of this Plan and/or the provisions of the Prior Plan, and the terms of any outstanding Awards (granted under the Plan or the Prior Plan), may be revised as the Administrator may determine to be equitably required in the event that (a) the Company (i) effects one or more Share dividends, Share split-ups, subdivisions or consolidations of Shares or other changes in capitalization or (ii) engages in a transaction described in Section 424 of the Code or (b) there occurs any other event which, in the judgment of the Administrator, necessitates such action.  Any determination made under this Article II by the Administrator shall be final and conclusive.

          2.03     The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares that will be issued under the Plan.

ARTICLE III

ADMINISTRATION

          The Plan shall be administered by the Administrator.  The Administrator shall have authority to grant Awards upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate.  In addition, the Administrator shall have complete authority to construe and interpret all provisions of the Plan and Awards granted hereunder; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law, and otherwise to make the Plan fully effective; exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; except to the extent prohibited by applicable law or the applicable rules of a stock

Appendix A-3

exchange, allocate all or any part of its responsibilities and powers to any one or more of its members and delegate all or any part of its responsibilities and powers to any person or persons selected by it, which allocation or delegation may be revoked by the Committee at any time; and generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator in connection with the administration of the Plan shall be final and conclusive.  No member of the Administrator shall be liable for any act done in good faith with respect to the Plan.  All expenses of administering the Plan shall be borne by the Company.

ARTICLE IV

OPTIONS

          4.01     Grant of Options.  In its sole discretion, the Administrator may grant Options to Eligible Directors pursuant to any policy established by the Administrator or upon the occurrence of any event (for example, but not by way of limitation, election of a new director; annual meeting; specific dates chosen by the Administrator, etc.).  Options shall be evidenced by an agreement between the Company and the Participant.  Subject to the terms of this Plan, each agreement shall contain such restrictions, terms and conditions as the Administrator may, in its discretion, determine.

          4.02     Option Price and Payment.  The price per Share for Shares purchased on the exercise of an Option shall be the Fair Market Value on the Award Date.  Payment of the Option price shall be made in cash, cash equivalent acceptable to the Administrator; attestation of ownership, or delivery, of Shares held by the Participant for at least six (6) months prior to exercise (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes); or a combination thereof.  If Shares are attested to or surrendered in payment of the Option price, the Shares surrendered must have an aggregate Fair Market Value (determined as of the day preceding the exercise date) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Shares for which the Option is being exercised.

          4.03     Exercise.  To the extent that an Option has become exercisable in accordance with its terms, as applicable, it may be exercised whether or not the Participant is a member of the Board on the date

Appendix A-4

or dates of exercise, as long as the Option has not expired, been cancelled or forfeited.  An Option may be exercised with respect to any number of whole Shares less than the full number for which the Option could be exercised.  A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to the remaining Shares subject to the Option.  All Options shall be evidenced by agreements that shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt that are consistent with the provisions of the Plan.

          4.04     Maximum Option Period.  The period during which an Option may be exercised shall be ten years from the Award Date.  In the event of the Participant’s death, the Option may be exercised by the Participant’s estate or by such person or persons who succeed to the Participant’s rights by will or the laws of descent and distribution following the Participant’s death until the expiration of the Option period, in the case of an Option that provides for its cancellation prior to the end of the Option period, until the date of such cancellation.  The Participant’s estate or such person or persons may exercise the Option with respect to all or part of the number of Shares for which the Participant could have exercised the Option on the date of his or her death.

          4.05     Nontransferability.  An Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  During the lifetime of the Participant to whom an Option is granted, the Option may be exercised only by the Participant or his or her guardian or legal representative.  No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

          4.06     Shareholder Rights.  No Participant shall have any rights as a shareholder with respect to Shares subject to his or her Option until the date of exercise of such Option.

          4.07     Deferral of Receipt of Shares.  The Administrator may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the exercise of an Option, receipt of all or a portion of the Shares subject to such Option and/or to receive cash at such later time or times in lieu of such deferred Shares, all on such terms and conditions as the Administrator shall determine.  If any such deferrals are permitted, then notwithstanding Section 4.06 above, a Participant who elects such deferral shall not have any rights as a shareholder with respect to such deferred Shares unless

Appendix A-5

and until Shares are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Administrator.

ARTICLE V

SHARE AWARDS

          5.01     Grants.  In its sole discretion, the Administrator may grant Awards of Shares to Eligible Directors pursuant to any policy established by the Administrator or upon the occurrence of any event (for example, but not by way of limitation, election of a new director; annual meeting; specific dates chosen by the Administrator, etc.).

          5.02     Vesting.  All Shares issued to a Participant under this Article V shall be immediately and fully vested when granted.

          5.03     Transferability.  All Shares issued to a Participant under this Article V shall be immediately transferable, subject only to restrictions imposed by federal and state securities and other laws.

          5.04     Shareholder Rights.  A Participant shall have all rights as a shareholder with respect to Shares awarded pursuant to this Article V.

ARTICLE VI

RESTRICTED STOCK

          6.01     Grant.  In its sole discretion, the Administrator may grant Awards of Restricted Stock to Eligible Directors pursuant to any policy established by the Administrator or upon the occurrence of any event (for example, but not by way of limitation, election of a new director; annual meeting; specific dates chosen by the Administrator, etc.).  Awards of Restricted Stock shall be evidenced by an agreement between the Company and the Participant.  Subject to the terms of this Plan, each agreement shall contain such restrictions, terms and conditions as the Administrator may, in its discretion, determine and (without limiting the generality of the foregoing) such agreements may require that an appropriate legend be placed on Share certificates.  Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Article VI.

          6.02     Rights of Participant.  Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted provided that the Participant has executed an agreement evidencing the Award, the appropriate blank stock

Appendix A-6

powers and, in the discretion of the Administrator, an escrow agreement and any other documents which the Administrator may require as a condition to the issuance of such Shares.  If a Participant shall fail to execute the agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Administrator, an escrow agreement and any other documents which the Administrator may require within the time period prescribed by the Administrator at the time the Award is granted, the Award shall be null and void.  At the discretion of the Administrator, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Administrator.  Unless the Administrator determines otherwise and as set forth in the agreement, upon delivery of the Shares to the escrow agent, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          6.03     Non-transferability.  Until all restrictions upon the Shares of Restricted Stock awarded to a Participant shall have lapsed in the manner set forth in Section 6.04, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Participant.

          6.04     Lapse of Restrictions.

                     (a)     Generally.  Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Administrator may determine.  The agreement evidencing the Award shall set forth any such restrictions.

                     (b)     Modification or Substitution.  Subject to the terms of the Plan, the Administrator may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them.  Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the agreement without the Participant’s consent.

                      (c)     Treatment of Dividends.  At the time an Award of Shares of Restricted Stock is granted, the Administrator may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares, and (ii) held by the Company for the account of

Appendix A-7

the Participant until such time.  In the event that dividends are to be deferred, the Administrator shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash.  If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Administrator, in its discretion, may determine.  Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

                     (d)     Delivery of Shares.  Upon the lapse of the restrictions on Shares of Restricted Stock, the Administrator shall cause a stock certificate to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.

ARTICLE VII

OTHER SHARE-BASED AWARDS

          Subject to such terms and conditions as the Committee may determine, other Awards based on the value of Shares may be granted either alone or in addition to other Awards granted under the Plan.  Any Awards under this Article VII and any Shares covered by any such Award may be forfeited to the extent so provided in the Award agreement, as determined by the Committee.  Payment of Awards made under this Article VII which are based on the value of Shares may be made in Shares or in cash or in a combination thereof (based upon the Fair Market Value of the Shares on the date of payment), all as determined by the Committee in its sole discretion.

ARTICLE VIII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

          No Shares shall be issued and no certificates for Shares shall be delivered under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, the requirement to withhold taxes or other amounts), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s Shares may be listed.  The Company

Appendix A-8

shall have the right to rely on an opinion of its counsel as to such compliance.  Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Shares shall be issued and no certificate for Shares shall be delivered under the Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.  Upon approval by the Administrator, any withholding requirements arising upon the issuance of Shares under the Plan may be satisfied by the surrender or withholding, at their then current Fair Market Value, of Shares otherwise issuable.

ARTICLE IX

GENERAL PROVISIONS

          9.01     Unfunded Plan.  The Plan, insofar as it provides for Awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan.  Any liability of the Company to any person with respect to any Award to be made under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

          9.02     Rules of Construction.  Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

          9.03     Notice.  Unless specifically required by the terms of this Plan, notice to the Company’s shareholders, the Participants, or any other person or entity of an action by the Board, the Committee, or the Administrator with respect to the Plan is not required before or after such action occurs.

ARTICLE X

AMENDMENT

          The Board may amend from time to time or terminate the Plan at any time; provided, however, that no amendment shall become effective without shareholder approval, in accordance with applicable law, regulation:  (a) to the extent necessary under any applicable law, regulation or exchange requirement, or (b) if the amendment materially (i) increases the aggregate number of Shares that may be issued under this Plan

Appendix A-9

(other than an adjustment authorized under Article II); (ii) changes the class of individuals eligible to become Participants; or (iii) increases the benefits that may be provided under the Plan.  In addition; no such amendment or termination shall impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the Participant, nor shall any amendment or termination deprive any Participant of any Shares which he or she may have acquired through or as a result of the Plan.  Awards may be modified by the Administrator provided that no modification of outstanding Award shall adversely alter or impair any rights or obligations under the Award without the consent of the Participant.

ARTICLE XI

DURATION OF PLAN

          No Awards may be granted under the Plan after the day prior to the tenth anniversary of the Effective Date.  An  Award granted pursuant to the Plan shall remain in effect in accordance with its terms notwithstanding the expiration of the Plan.

ARTICLE XII

EFFECTIVE DATE OF PLAN

          Shares may be issued under the Plan, provided that the Plan has been approved by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum representing a majority of all outstanding Shares is present, either in person or by proxy.

Appendix A-10

AMENDMENT NO. 1 TO
THE AMENDED AND RESTATED PRENTISS PROPERTIES TRUST
TRUSTEES’ SHARE INCENTIVE PLAN

As of October 23, 2002

          This Amendment by Prentiss Properties Trust to the Amended and Restated Prentiss Properties Trust Trustees’ Share Incentive Plan (the “Plan”), made pursuant to the right to amend reserved in Article X of the Plan, amends and modifies the Plan as follows:

1.	The following shall be added to the end of Article X:

“Notwithstanding the above or anything in this Plan to the contrary, except as provided in Section 2.02, the Administrator shall not have the power to adjust the price per Share of Shares purchased on the exercise of an Option without the consent of the Company’s shareholders.”

2.	In all other respects, the Plan shall remain unchanged and in full force and effect.

           IN WITNESS WHEREOF, the foregoing Amendment is hereby duly executed by the corporate officer signing below on October 23, 2002.

PRENTISS PROPERTIES TRUST

By:	/s/ Thomas F. August

Thomas F. August
President and Chief Executive Officer

Appendix A-11

Appendix B

PRENTISS PROPERTIES TRUST
1996 SHARE INCENTIVE PLAN

PRENTISS PROPERTIES TRUST
1996 SHARE INCENTIVE PLAN

ARTICLE I

DEFINITIONS

          1.01     Administrator means, while the Company is a Non-Public Company, the Board.  While the Company is a Public Company, the term “Administrator” means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

          1.02     Affiliate means any entity under common control with the Company, within the meaning of Code section 414(b) or (c) and any “subsidiary” or “parent” corporation (within the meaning of Section 424 of the Code) of the Company, including an entity that becomes an Affiliate after the adoption of this Plan.

          1.03     Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Performance Shares or Restricted Shares or of an Option, SAR or Incentive Award granted to such Participant.

          1.04     Board means the Board of Trustees of the Company.

          1.05     Code means the Internal Revenue Code of 1986, as amended and as in effect from time to time.

          1.06     Committee means the Compensation Committee of the Board which shall be comprised solely of two or more Non-Employee Trustees.  The Committee shall be appointed by the Board.

          1.07     Company means Prentiss Properties Trust.

          1.08     Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

          1.09     Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect from time to time.

          1.10     Fair Market Value means, on any given date, the current fair market value of a Share as determined pursuant to subsection (a) or (b) below.

                      (a)          While the Company is a Non-Public Company, Fair Market Value shall be determined by the Board using any reasonable method in good faith.

                      (b)          While the Company is a Public Company, Fair Market Value shall be determined as follows: if the Shares are not listed on an established stock exchange, the Fair Market Value shall be the reported “closing” price of a Share in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc.  If the Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a Share reported on that stock exchange or exchanges or, if no sale of Shares shall be made on any stock exchange on that day, then the next preceding day on which there was a sale.

          1.11     Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

          1.12     Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the Fair Market Value of one Share on the date of grant.

          1.13     Non-Employee Trustee means a Trustee who satisfies the requirements for a “Non-Employee Director” within the meaning of Securities and Exchange Commission Rule 16b-3(b)(3).

          1.14     Non-Public Company means an entity that has never sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

          1.15     Option means a share option granted under the Plan that entitles the holder to purchase from the Company a stated number of Shares at the price set forth in an Agreement.

          1.16     Participant means an employee of the Company or an Affiliate, including an employee who is a Trustee, who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Performance Shares or Restricted Shares, an Option, an SAR, or a combination thereof.

          1.17     Performance Shares means an award which, in accordance with, and subject to, an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant’s death, to receive cash or a Share Award or a combination thereof.

          1.18     Plan means the Prentiss Properties Trust 1996 Share Incentive Plan.

Appendix B-2

          1.19     Public Company means an entity that has sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

          1.20     Restricted Shares means Shares awarded to a Participant under Article IX that are nontransferable and subject to a substantial risk of forfeiture.  Shares shall cease to be Restricted Shares when, in accordance with the terms of Article IX and the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

          1.21     SAR means a share appreciation right that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement.  In the absence of such specification, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise over the Initial Value.  References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

          1.22     Shares means the common shares of the Company.

          1.23     Share Award means Shares issued to a Participant under Article X.

          1.24     Trustee means a member of the Board.

ARTICLE II

PURPOSES

          The Plan is intended to assist the Company and its Affiliates in recruiting and retaining key employees by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the grant of Restricted Share Awards, Options not qualifying under Section 422 of the Code, SARs, Incentive Award and the award of Performance Shares.  The proceeds received by the Company from the sale of Shares pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

          The Plan shall be administered by the Administrator.  The Administrator shall have authority to award Performance Shares and to grant Restricted Share Awards, Incentive Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider

Appendix B-3

appropriate.  Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Shares, Performance Shares or Incentive Awards.  Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised.  In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.  Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive.  Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Restricted Share Award, or any award of Performance Shares.  All expenses of administering this Plan shall be borne by the Company.

          The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV

ELIGIBILITY

          4.01     General.  Any employee of the Company or an Affiliate is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate.  A Trustee of the Company who is an employee of the Company or an Affiliate may be selected to participate in this Plan.

          4.02     Grants.  The Administrator will designate individuals to whom awards of Restricted Shares and Performance Shares are to be made and to whom Incentive Awards, Options and SARs are to be granted and will specify the number of Shares subject to each award or grant.  An Option may be granted

Appendix B-4

with or without a related SAR.  An SAR may be granted with or without a related Option.  All awards of Restricted Shares and Performance Shares and all Options and SARs granted under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Administrator may adopt.  No Participant may be granted, in any calendar year, Options for more than 390,000 Shares or SARs for more than 390,000 Shares.  For purposes of the preceding sentence, an Option and Corresponding SAR shall be treated as a single award.  No Participant may be awarded, in any calendar year, awards of Restricted Shares, for more than 50,000 Shares.  The preceding sentence shall not limit the issuance of Share Awards in settlement of awards of Performance Shares.  No Participant may be awarded, in any calendar year, Performance Shares with respect to more than 50,000 Shares.

ARTICLE V

SHARES SUBJECT TO PLAN

          5.01     Maximum Number of Shares.  Upon the award of Shares in accordance with an award of Restricted Shares and the settlement of Performance Shares, the Company may issue Shares from its authorized but unissued Shares.  Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), Shares from its authorized but unissued Shares.  The Company may issue shares from its authorized but unissued shares in accordance with Section 5.02.  The maximum aggregate number of Shares that may be issued under this Plan is 2,030,000 Shares, subject to increase and adjustment as provided in this Article V and Article XII.  The maximum aggregate number of Shares issued under this Plan pursuant to awards of Restricted Shares, or in full or partial settlement of awards of Performance Shares, shall not exceed ten percent of the maximum aggregate number of shares that may be issued during the term of the Plan under this Article V.  If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of Shares allocated to the Option or portion thereof may be reallocated to other Options, SARs, awards of Restricted Shares, and Performance Shares to be granted under this Plan.  If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of Shares allocated to the SAR or portion thereof may be reallocated to other Options, SARs, awards of Restricted Shares or Performance Shares to be granted under this Plan.  To the extent that an

Appendix B-5

award of Performance Shares is forfeited, in whole or in part, without the issuance of a Share Award, or to the extent that an award of Restricted Shares is forfeited, the number of Shares allocated to the portion of the forfeited Performance Share award or forfeited Restricted Share award may be reallocated to other Options, SARs and awards of Restricted Shares, and Performance Shares to be granted under this Plan.

          5.02     Employer Options.  Shares may be issued to employees of Prentiss Properties Limited, Inc., Prentiss Properties Limited II, Inc. and Prentiss Properties Management, L.P. (each an “Employer”) upon the exercise of an option or a share appreciation right, or the vesting or settlement of a restricted share award or performance share award granted by an Employer and upon payment of the purchase price to the Company.  The purchase price per Share for Shares issued under this Section 5.02 shall be the Fair Market Value on the day preceding the date the Shares are issued.  The holder of an option or a share appreciation right granted by an Employer shall have none of the rights of a shareholder of the Company with respect to such option until the purchase price is received by the Company and the Shares are issued.  The holder of a performance share award granted by an Employer shall have none of the rights of a shareholder of the Company until such award is settled in Shares, and the holder of a restricted share award granted by an Employer shall have all of the rights of a shareholder with respect to Common Stock covered by an award of Restricted Shares, including the right to receive dividends and to vote shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Shares, (ii) the Company shall retain custody of the certificates evidencing Restricted Shares, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Shares.  The limitations of the preceding sentence shall not apply after the Restricted Shares are, in accordance with the terms of the applicable Agreement, transferable and no longer forfeitable.

ARTICLE VI

OPTION PRICE

          The price per share for Shares purchased on the exercise of an Option shall be determined by the Administrator on the date of grant; provided, however, that the price per share for Shares purchased on the exercise of any Option shall not be less than the Fair Market Value on the date the Option is granted.

Appendix B-6

ARTICLE VII

EXERCISE OF OPTIONS AND SARS

          7.01     Maximum Option or SAR Period.  The maximum period in which an Option or SAR may be exercised shall be determined by the Administrator on the date of grant.

          7.02     Nontransferability.  Any Option or SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons.  During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant.  No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

ARTICLE VIII

METHOD OF EXERCISE

          8.01     Exercise.  Subject to the provisions of Articles VII and XIII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine.  An Option or SAR granted under this Plan may be exercised with respect to any number of whole Shares less than the full number of whole Shares for which the Option or SAR could be exercised.  A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining Shares subject to the Option or related to the SAR.  The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

          8.02     Payment.  Unless otherwise provided by the Agreement, payment of the Option price shall be made in a single sum, in cash or a cash equivalent acceptable to the Administrator.  If the Agreement provides, payment of all or part of the Option price may be made by surrendering Shares to the Company.  If Shares are used to pay all or part of the Option price, any Shares surrendered must have an aggregate Fair Market Value (determined as of the day preceding the date of exercise) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Shares for which the Option is being exercised.

Appendix B-7

          8.03     Determination of Payment of Cash and/or Shares Upon Exercise of SAR.  At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, cash equivalents acceptable to the Administrator, by the surrender of Shares, or a combination thereof.  A fractional share shall not be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

          8.04     Forfeiture.  If a Participant’s employment with the Company or an Affiliate is terminated, his or her Options and SARs shall be forfeited to the extent that the Options and SARs were not exercisable on the date of the Participant’s termination of employment and to the extent that the Administrator does not exercise its discretion to accelerate the time at which the Participant’s Options and SARs may be exercised.  If a Participant’s employment with the Company or an Affiliate terminates due to the Participant’s dishonesty, or other similar reasons as determined by the Administrator, all of the Participant’s unexercised Options and SARs shall be forfeited, regardless of whether such Options and SARs were exercisable on the date the Participant’s employment terminated.  The Administrator has complete discretion to determine whether the reason for a participant’s termination of employment warrants the forfeiture of all the Participant’s unexercised Options and SARs.

          8.05     Shareholder Rights.  No Participant shall have any rights as a shareholder with respect to Shares subject to his Option or SAR until the date of exercise of such Option or SAR and the issuance of Shares thereunder.

ARTICLE IX

RESTRICTED SHARE AWARDS

          9.01     Awards.  In accordance with the provisions of Section 4.01, the Administrator will designate each individual to whom an award of Restricted Shares is to be made and, subject to the provisions of Section 4.02, will specify the number of Shares covered by each such award.

          9.02     Vesting.  Subject to the provisions of Section 9.03, the Shares covered by an award of Restricted Shares shall remain nontransferable and forfeitable until such conditions as the Administrator, in its discretion, may prescribe in the Agreement have been satisfied.  By way of example and not of limitation, such conditions may include a Participant’s continued employment for a specified period or that the Company or the Participant achieve stated, performance-related objectives such as return on capital,

Appendix B-8

earnings per Share, earnings growth, total earnings, Fair Market Value, funds from operations per share, or return on assets.  Such conditions also may include by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or any Affiliate.  The determination as to whether such conditions have been satisfied shall be made by the Administrator, and such termination shall be conclusive.

          9.03     Minimum Vesting Period.  In cases where the Administrator has prescribed, in the Agreement, that certain performance-related objectives must be satisfied in order for Restricted Shares to become transferable and nonforfeitable, the performance period shall be at least one year.  In all other cases, Shares covered by an award of Restricted Shares shall become transferable and nonforfeitable no sooner than three years after the award date.  The Administrator, in its discretion, may accelerate the vesting of awards of Restricted Shares for Participants whose employment with the Company or an Affiliate terminates.

          9.04     Forfeiture.  If a Participant’s employment with the Company or an Affiliate terminates, for any reason other than death or disability, the Participant shall forfeit all Shares that have not become transferable and nonforfeitable on the date of the Participant’s termination of employment and to the extent that the Administrator does not exercise its discretion to accelerate the vesting of the Participant’s awards of Restricted Shares.  If a Participant’s employment with the Company or an Affiliate terminates due to the Participant’s dishonesty, or other similar reasons as determined by the Administrator, all of the Participant’s Shares shall be forfeited, regardless of whether such Shares were vested on the date the Participant’s employment terminated.  The Administrator has complete discretion to determine whether the reason for a participant’s termination of employment warrants the forfeiture of all the Participant’s Restricted Shares.

          9.05     Shareholder Rights.  In accordance with the terms of the Agreement, a Participant will have all rights of a shareholder with respect to the Common Stock covered by an award of Restricted Shares, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Shares, (ii) the Company shall retain custody of the certificates evidencing Restricted Shares, and (iii) the participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Shares.

Appendix B-9

The limitations set forth in the preceding sentence shall not apply after the Restricted Shares are, in accordance with the terms of the applicable Agreement, transferable and no longer forfeitable.

ARTICLE X

PERFORMANCE SHARE AWARDS

          10.01     Award.  In accordance with the provisions of Section 4.01, the Administrator will designate individuals to whom an award of Performance Shares is to be granted and, subject to the provisions of Section 4.02, will specify the number of Shares covered by the award.

          10.02     Earning the Award.  An award of Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive Shares pursuant to a Share Award, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or an Affiliate of such performance-related objectives as the Administrator, in its discretion, shall prescribe on the date of grant.  By way of example and not of limitation, such performance-related objectives may be stated with respect to return on capital, earnings per Share, earnings growth, total earnings, Fair Market Value funds from operations per share, or return on assets.  The determination as to whether such objectives have been achieved shall be made by the Administrator, and such determination shall be conclusive; provided, however, that the period in which such performance is measured shall be at least one year.  In addition, the Administrator may, by way of example and not of limitation, require the Participant to complete a specified period of employment with the Company or an Affiliate.

          10.03     Payment.  In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the grant of a Share Award or a combination of cash and a Share Award.  A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

          10.04     Shareholder Rights.  No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and a Share Award is made.  If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of Shares covered by the award between the date the Performance Shares are awarded and the date a Share Award is made pursuant to the Performance Share award.  A Participant may not sell, transfer, pledge, exchange,

Appendix B-10

hypothecate, or otherwise dispose of a Performance Share award or the right to receive Shares thereunder other than by will or the laws of descent and distribution.  After an award of Performance Shares is earned and a Share Award is made, a Participant will have all the rights of a shareholder with respect to the Shares so awarded.

ARTICLE XI

INCENTIVE AWARDS

          11.01     Award.  In accordance with the provisions of Article IV, the Administrator shall designate Participants to whom Incentive Awards are made.  All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator.

          11.02     Terms and Conditions.  The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the award.  Such terms and conditions may prescribe, by way of example and not of limitation, that the Incentive Award shall be earned only to the extent that the Company or an Affiliate, during a performance period achieves performance-related objectives stated with respect to the Company’s, an Affiliate’s or an operating unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets or Fair Market Value or funds from operations per share.  Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate.  The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant’s death, disability, or retirement.  No payment shall be made under an Incentive Award except to the extent that the Administrator certifies that the objectives governing such award have been achieved.

          11.03     Nontransferability.  Incentive Awards shall be nontransferable except by will or by the laws of descent and distribution.  No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

          11.04     Shareholder Rights.  No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

Appendix B-11

ARTICLE XII

ADJUSTMENT UPON CHANGE IN SHARES

          The maximum number of Shares which may be issued pursuant to Options, SARs, awards of Restricted Shares, the settlement of Performance Shares and in accordance with Section 5.02, and the individual limits on the award of Options, SARs, awards of Restricted Shares and Share Awards in a calendar year shall be proportionately adjusted, and the terms of outstanding Options, SARs, awards of Restricted Shares and Performance Shares and Incentive Awards shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more Share dividends, Share split-ups, subdivisions or consolidations of Shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee, necessitates such action.  Any determination made under this Article XII by the Committee shall be final and conclusive.

          The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Restricted Shares and Performance Shares may be granted or which may be issued in accordance with Section 5.02, the individual limits on the award of Options, SARs, Restricted Shares, and Performance Shares in a calendar year, or the terms of outstanding awards of Options, SARs, Restricted Shares or Performance Shares or Incentive Awards.

          The Committee may award Performance Shares or Restricted Shares, Options and SARs in substitution for performance shares, share awards (including awards of restricted shares), stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII.  Notwithstanding any provision of the Plan (other than the limitations of Article V), the terms of such substituted Options, SARs, awards of Restricted Shares, or awards of Performance Shares shall be as the Committee, in its discretion, determines is appropriate.

Appendix B-12

ARTICLE XIII

COMPLIANCE WITH LAW AND
APPROVAL OF REGULATORY BODIES

          No Option or SAR shall be exercisable, no Shares shall be issued, no certificates for Shares shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s Shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any certificate issued to evidence Shares when an award of Performance Shares is settled in Shares, an award of Restricted Shares is made, or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no award of Performance Shares or Restricted Shares shall be granted, no Shares shall be issued, no certificate for Shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV

GENERAL PROVISIONS

          14.01     Effect on Employment.  Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ of the Company or an Affiliate or in any way affect any right or power of the Company or an Affiliate to terminate the employment of any individual at any time with or without assigning a reason therefor.

          14.02     Unfunded Plan.  The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan.  Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation

Appendix B-13

of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

          14.03     Rules of Construction.  Headings are given to articles and sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

          14.04     Employee Status.  For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any award of Performance Shares or Restricted Shares or the grant of any Incentive Award, Option or SAR provide that Shares may be issued or become transferable and nonforfeitable thereunder only after completion of a specified period of employment or during employment, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

          14.05     Tax Withholding.  Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan.  Unless otherwise provided by the applicable Agreement, any such withholding tax obligation may be satisfied in cash (including from any cash payable in settlement of an award of Performance Shares, an SAR or an Incentive Award) or a cash equivalent acceptable to the Administrator.  If provided in an Agreement and in accordance with procedures established by the Administrator, a Participant may surrender Shares in satisfaction of all or part of that tax withholding obligation.

          14.06     Notice.  Unless specifically required by the terms of this Plan, notice to the Company’s shareholders, the Participants, or any other person or entity of an action by the Board, the Committee, or the Administrator with respect to the Plan is not required before or after such action occurs.

ARTICLE XV

AMENDMENT

          The Board may amend from time to time or terminate the Plan; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment materially (a) increases the aggregate number of Shares that may be issued under the Plan (other than an adjustment authorized under Article XII); (b) changes the class of individuals eligible to become Participants; or (c)

Appendix B-14

increases the benefits that may be provided under the Plan.  No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any outstanding award of Performance Shares or Restricted Shares or under any Incentive Award, Option or SAR outstanding at the time such amendment is made.

ARTICLE XVI

DURATION OF PLAN

          No Performance Shares or Restricted Shares may be awarded and no Incentive Award, Option or SAR may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by the Company’s shareholders as provided in Article XVI.

          Performance Shares and Restricted Shares awarded and Options and SARs granted before that date shall remain valid in accordance with their terms.

ARTICLE XVII

EFFECTIVE DATE OF PLAN

          Options, SARs and Incentive Awards may be granted under this Plan upon its adoption by the Board, provided that no Option or SAR will be effective or exercisable unless this Plan is approved (i) by a majority of the votes cast by the Company’s shareholders, either in person or by proxy, at a duly held shareholders’ meeting at which a quorum representing a majority of all outstanding Shares is present either in person or by proxy, or (ii) by unanimous consent of the Company’s shareholders.  Awards of Restricted Shares and Performance Shares and the issuance of Shares in accordance with Section 5.02 may be made under this Plan after it is approved by the shareholders in accordance with the preceding sentence.

Appendix B-15

FIRST AMENDMENT
TO
THE PRENTISS PROPERTIES TRUST
1996 SHARE INCENTIVE PLAN

          This First Amendment to the Prentiss Properties Trust 1996 Share Incentive Plan (the “Plan”), hereby amends the Plan as follows effective as of May 6, 1997:

          1.          Section 5.01 which describes the maximum aggregate number of shares issuable under the Plan, is hereby amended by deleting the fourth sentence and inserting in its place the following sentence:

“The maximum aggregate number of Shares that may be issued under this Plan is 2,980,000 Shares, subject to increase and adjustment as provided in this Article V and Article XII.”

          2.          As amended by the foregoing, the Plan shall remain in full force and effect.

Dated:  February 10, 1998

PRENTISS PROPERTIES TRUST

By:	/s/ Thomas F. August

Thomas F. August President and Chief Executive Officer

Appendix B-16

SECOND AMENDMENT
TO
THE PRENTISS PROPERTIES TRUST
1996 SHARE INCENTIVE PLAN

          This Second Amendment to the Prentiss Properties Trust 1996 Share Incentive Plan (the “Plan”) as amended by the First Amendment to the Plan, dated effective as of May 6, 1997, hereby amends the Plan as follows effective as of May 5, 1998:

          1.          Section 5.01 which describes the maximum aggregate number of shares issuable under the Plan, is hereby amended by deleting the fourth sentence and inserting in its place the following sentence:

“The maximum aggregate number of Shares that may be issued under this Plan is 4,500,000 Shares, subject to increase and adjustment as provided in this Article V and Article XII.”

          2.          As amended by the foregoing, the Plan shall remain in full force and effect.

Dated:  February 10, 1998

PRENTISS PROPERTIES TRUST

By:	/s/ Thomas F. August

Thomas F. August President and Chief Executive Officer

Appendix B-17

AMENDMENT NO. 3
TO THE
PRENTISS PROPERTIES TRUST
1996 SHARE INCENTIVE PLAN

          This Third Amendment to the Prentiss Properties Trust 1996 Share Incentive Plan (the “Plan”) as amended by the First Amendment to the Plan, dated effective as of May 6, 1997, and the Second Amendment to the Plan, dated effective as of May 5, 1998, hereby amends the Plan as follows effective as of May 9, 2001:

          1.          Section 5.01 which describes the maximum aggregate number of shares issuable under the Plan, is hereby amended by deleting the fourth sentence and inserting in its place the following sentence:

“The maximum aggregate number of Shares that may be issued under this Plan is 5,000,000 Shares, subject to increase and adjustment as provided in this Article V and Article XII.”

          2.          As amended by the foregoing, the Plan shall remain in full force and effect.

Dated:  May 9, 2001

PRENTISS PROPERTIES TRUST

By:	/s/ Thomas F. August

Thomas F. August President and Chief Executive Officer

Appendix B-18

FOURTH AMENDMENT TO THE
PRENTISS PROPERTIES TRUST
1996 SHARE INCENTIVE PLAN

          This Fourth Amendment to the Prentiss Properties Trust 1996 Share Incentive Plan (the “Plan”) as previously amended by the First through the Third Amendments to the Plan, hereby amends the Plan effective as of October 15, 1996 in the following respects:

          1.          Section 8.02 of the Plan is hereby amended by the addition at the end thereof of the following language:

Attestation to the ownership of Shares or the assignment thereof to pay the exercise price and taxes shall be at the sole discretion of the Company.  The Participant shall have no right to require the Company to accept payment in the form of shares.  The Company may reject the attestation or assignment for any reason or no reason.

The form of the attestation or assignment shall be on a form acceptable to the Company in any and all respects.

Attestation to the ownership of Shares and the assignment thereof may be treated as the surrender of Shares under rules and procedures established by the Administrator.  Any Shares surrendered, or attested to, must have been held by the surrendering Participant for more than six months, (or for any period required by the Company) and neither the surrender, or attestation to the ownership, of Shares shall be permitted if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

Any attempt to surrender shares, or any shares surrendered, or attested to, for any purpose, including payment of the Exercise Price and or taxes will be void ab initio, if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

Attestation to the ownership of Shares or the assignment thereof, may be only for the minimum number of Shares required to pay the exercise price and the minimum statutory taxes.  Amounts in excess will be void ab initio

          2.          As amended by the foregoing, the Plan shall remain in full force and effect.

Dated: May 9, 2001

PRENTISS PROPERTIES TRUST

By:	/s/ Thomas F. August

Thomas F. August President and Chief Executive Officer

Appendix B-19

AMENDMENT NO. 5 TO
THE PRENTISS PROPERTIES TRUST
1996 SHARE INCENTIVE PLAN

As of October 23, 2002

          This Amendment by Prentiss Properties Trust to the Prentiss Properties Trust 1996 Share Incentive Plan (the “Plan”), made pursuant to the right to amend reserved in Article XV of the Plan, amends and modifies the Plan as follows:

          1.          The following shall be added to the end of Article III:

          “Notwithstanding the above or anything in this Plan to the contrary, except as provided in Article XII, the Administrator shall not have the power to adjust the price per share of Shares purchased on the exercise of an Option, or the Initial Value of a SAR, without the consent of the Company’s shareholders.”

          2.          The final sentence of Section 8.02 shall be deleted in its entirety and replaced with the following:

          “If Shares are used to pay all or part of the Option price, any Shares surrendered (a) must have an aggregate Fair Market Value (determined as of the day preceding the date of exercise) that, together with any cash or cash equivalent paid, is not less than the Option price for the number of Shares for which the Option is being exercised and (b) must have been held by the Participant for at least six (6) months prior to exercise (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes).”

          3.          In all other respects, the Plan shall remain unchanged and in full force and effect.

          IN WITNESS WHEREOF, the foregoing Amendment is hereby duly executed by the corporate officer signing below on October 23, 2002.

PRENTISS PROPERTIES TRUST

By:	/s/ Thomas F. August

Thomas F. August President and Chief Executive Officer

Appendix B-20

Appendix C

PROXY CARD

AUTHORIZE YOUR PROXY BY INTERNET -
www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

PRENTISS PROPERTIES TRUST 3890 W. NORTHWEST HIGHWAY SUITE 400 DALLAS, TEXAS 75220

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions the vote voice provides you.

AUTHORIZE YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Prentiss Properties Trust, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PRNTS1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PRENTISS PROPERTIES TRUST

The Board of Trustees recommends a vote
FOR such nominees, FOR ratification of
PricewaterhouseCoopers LLP as our
independent accountants, FOR amendment to
the Trustees’ Share Incentive Plan and FOR
amendment to the 1996 Share Incentive Plan.

				For All	Withhold All	For All Except	To withhold your vote for a particular nominee, mark “For All Except” and write the nominee’s number on the line below.

1.	Election of two Class II members to the Board of Trustees:						____________________________________________
Nominees:
01) Dr. Leonard M. Riggs, Jr.
02) Ronald G. Steinhart

							For	Against	Abstain
Vote On Proposals

	2.			Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2004.					

3.

Approval of an amendment to the Company’s Amended and Restated Trustees’ Share Incentive Plan, as amended (the “Trustees’ Plan”) to increase the aggregate number of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), that may be issued under the Trustees’ Plan by 50,000 Common Shares.

									

4.

Approval of an amendment to the Company’s 1996 Share Incentive Plan, as amended (the “1996 Plan”), to increase the aggregate number of the Company’s Common Shares that may be issued under the 1996 Plan by 1,500,000 Common Shares.

									

	For address changes and/or comments, please check this box and write them on the back where indicated				

	Please indicate if you plan to attend this meeting			

	Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.		Yes	No

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

PRENTISS PROPERTIES TRUST

Proxy is Solicited on Behalf of the Board of Trustees of the Company

For the Annual Meeting on May 5, 2004

          The undersigned shareholder of Prentiss Properties Trust, a Maryland real estate investment trust (the “Company”) hereby appoints Gregory S. Imhoff and J. Kevan Dilbeck or either of them (the “Proxy Committee”), with full power of substitution in each to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the annual meeting of shareholders of the Company to be held at the Embassy Suites Hotel, 3880 W. Northwest Highway, Dallas, Texas 75220, on Wednesday, May 5, 2004, and at any adjournments or postponements thereof, on all matters coming before said meeting.

          The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 1, 2004 and hereby revokes any proxy or proxies heretofore given to vote at said meeting or any adjournment or postponement thereof.

          You are encouraged to specify your choice by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Trustee’s recommendations. The Proxy Committee cannot vote these shares unless you sign and return this card or authorize your proxy via the Internet or by telephone as provided on this proxy card. Action taken pursuant to this proxy card will be effective as to all the shares that you own.

          This proxy when executed will be voted in the manner you direct herein. If you sign and date the proxy card but no direction is made, this proxy will be voted FOR Items 1, 2, 3 and 4. This proxy will be voted, in the discretion of proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Address Changes/Comments:
______________________________________________________________________________________________

______________________________________________________________________________________________

(If you noted Address Changes/Comments above, please mark corresponding box on the reverse side.)